AMERICAN SEPARATE ACCOUNT NO. 3
ANNUAL REPORT
DECEMBER 31, 2024
This report is not to be construed as an offering for sale of any Variable Product. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Wilton Reassurance Life Company of New York and the policy owners of American Separate Account No. 3
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of each of the subaccounts of American Separate Account No. 3 (the “Account”) listed in Appendix A (collectively, the “subaccounts”) as of December 31, 2024, the related statement of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts as of December 31, 2024, and the results of their operations, changes in their net assets, and financial highlights for the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.
The financial highlights presented for each of the years ended December 31, 2022 and prior were audited by other auditors whose report, dated May 1, 2023, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Stamford, Connecticut
April 18, 2025
We have served as the auditor of American Separate Account No. 3 since 2024.
3

Report of Independent Registered Public Accounting Firm

 (CONTINUED)
APPENDIX A
Subaccount	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Funds Insurance Series The Bond Fund of America	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and period from November 3, 2023 (commencement of operations) to December 31, 2023
DFA VA U.S. Targeted Value Portfolio
Fidelity VIP Index 500 Portfolio
Goldman Sachs VIT Government Money Market Fund
Vanguard Balanced Portfolio
Vanguard Mid-Cap Index Portfolio
Vanguard Short-Term Investment-Grade Portfolio
Vanguard Small Company Growth Portfolio
Calvert VP SRI Balanced Portfolio	As of December 31, 2024	For the year ended December 31, 2024	For the years ended December 31, 2024 and 2023
LVIP American Century Capital Appreciation Fund
DWS Capital Growth VIP
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund Portfolio
Fidelity VIP Equity-Income Portfolio
Vanguard International Portfolio
4

AMERICAN SEPARATE ACCOUNT NO. 3
Statement of Assets and Liabilities
December 31, 2024

	American Funds	Calvert	DFA	DWS
	American Funds Insurance Series The Bond Fund of America	Calvert VP SRI Balanced Portfolio	DFA VA U.S. Targeted Value Portfolio	DWS Capital Growth VIP
Investments at fair value
(Cost:
American Funds Insurance Series
The Bond Fund of America -- $2,651
Calvert VP SRI Balanced Portfolio -- $1,015
DFA VA U.S. Targeted Value Portfolio -- $24,398
DWS Capital Growth VIP -- $95,428
(Notes 2 and 3)	$2,623	$1,152	$25,434	$147,726
Due From (To) the Company	(22)	(634)	(291)	(6,616)
Net Assets	$2,601	$518	$25,143	$141,110
Number of Units Outstanding(a)	243	50	2,039	588
Unit Value(b)(c)	$10.712	$10.425	$12.330	$239.969

(a)
Rounded to the nearest unit.
(b)
Rounded to the nearest $0.001. Inputs used to derive each subaccount's ending unit value are rounded to six decimal places.
(c)
The difference between the recalculated and stated Unit Value is due to rounding.
5
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
Statement of Assets and Liabilities
 (CONTINUED)
December 31, 2024

	Fidelity
	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Index 500 Portfolio
Investments at fair value
(Cost:
Fidelity VIP Asset Manager Portfolio -- $5,137
Fidelity VIP Contrafund Portfolio -- $15,239
Fidelity VIP Equity-Income Portfolio -- $43,404
Fidelity VIP Index 500 Portfolio -- $36,893
(Notes 2 and 3)	$5,363	$20,951	$48,235	$48,845
Due From (To) the Company	(343)	(4,434)	(1,198)	(1,310)
Net Assets	$5,020	$16,517	$47,037	$47,535
Number of Units Outstanding(a)	71	68	326	3,447
Unit Value(b)(c)	$70.833	$241.419	$144.162	$13.790

(a)
Rounded to the nearest unit.
(b)
Rounded to the nearest $0.001. Inputs used to derive each subaccount's ending unit value are rounded to six decimal places.
(c)
The difference between the recalculated and stated Unit Value is due to rounding.
6
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
Statement of Assets and Liabilities
 (CONTINUED)
December 31, 2024

	Goldman Sachs	Lincoln
	Goldman Sachs VIT Government Money Market Fund	LVIP American Century Capital Appreciation Fund(d)
Investments at fair value
(Cost:
Goldman Sachs VIT Government Money Market Fund -- $2,162
Lincoln LVIP American Century Capital Appreciation Fund -- $155,365
(Notes 2 and 3)	$2,162	$202,079
Due From (To) the Company	(22)	(11,219)
Net Assets	$2,140	$190,860
Number of Units Outstanding(a)	203	1,841
Unit Value(b)(c)	$10.543	$103.691

(a)
Rounded to the nearest unit.
(b)
Rounded to the nearest $0.001. Inputs used to derive each subaccount's ending unit value are rounded to six decimal places.
(c)
The difference between the recalculated and stated Unit Value is due to rounding.
(d)
Subaccount name changed from American Century VP Capital Appreciate Fund in 2024. Refer to Note 1.
7
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
Statement of Assets and Liabilities
 (CONTINUED)
December 31, 2024

	Vanguard
	Vanguard Balanced Portfolio	Vanguard International Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Short-Term Investment Grade Portfolio	Vanguard Small Company Growth Portfolio
Investments at fair value
(Cost:
Vanguard Balanced Portfolio
-- $21,669
Vanguard International Portfolio
-- $22,557
Vanguard Mid-Cap Index Portfolio
-- $21
Vanguard VIF Short-Term Investment
Grade Portfolio -- $20
Vanguard Small Company Growth
Portfolio -- $26,336
(Notes 2 and 3)	$24,654	$22,919	$26	$21	$33,875
Due From (To) the Company	(199)	(267)	(26)	(21)	(431)
Net Assets	$24,455	$22,652	$—	$—	$33,444
Number of Units Outstanding(a)	1,966	428	—	—	2,700
Unit Value(b)(c)	$12.441	$52.906	$12.723	$10.750	$12.384

(a)
Rounded to the nearest unit.
(b)
Rounded to the nearest $0.001. Inputs used to derive each subaccount's ending unit value are rounded to six decimal places.
(c)
The difference between the recalculated and stated Unit Value is due to rounding.
8
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
Statement of Operations
For The Year Ended December 31, 2024

	American Funds	Calvert	DFA	DWS	Fidelity
	American Funds Insurance Series The Bond Fund of America	Calvert VP SRI Balanced Portfolio	DFA VA U.S. Targeted Value Portfolio	DWS Capital Growth VIP	Fidelity VIP Asset Manager Portfolio
Investment Income and Expenses:
Dividend Income (Note 2)	$111	$19	$352	$250	$130
Expenses (Note 4)	11	3	134	654	23
Net Investment Income (Loss)	100	16	218	(404)	107
Net Realized and Unrealized Gain
(Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	1	4	245	1,079	6
Realized gain from distributions	—	19	1,713	10,098	34
Net realized gain (loss) on investments	1	23	1,958	11,177	40
Net change in unrealized appreciation (depreciation) on investments	(77)	149	(273)	19,906	260
Net Realized and Unrealized Gain (Loss) on Investments	(76)	172	1,685	31,083	300
Net Increase (Decrease) in Net Assets Resulting From Operations	$24	$188	$1,903	$30,679	$407

	Fidelity			Goldman Sachs	Lincoln
	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Index 500 Portfolio	Goldman Sachs VIT Government Money Market Fund	LVIP American Century Capital Appreciation Fund
Investment Income and Expenses:
Dividend Income (Note 2)	$38	$846	$673	$104	$—
Expenses (Note 4)	80	207	282	10	873
Net Investment Income (Loss)	(42)	639	391	94	(873)
Net Realized and Unrealized Gain
(Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	1,724	256	3,704	—	210
Realized gain from distributions	2,362	2,751	32	—	10,865
Net realized gain (loss) on investments	4,086	3,007	3,736	—	11,075
Net change in unrealized appreciation (depreciation) on investments	1,966	2,642	7,989	—	30,105
Net Realized and Unrealized Gain (Loss) on Investments	6,052	5,649	11,725	—	41,180
Net Increase (Decrease) in Net Assets Resulting From Operations	$6,010	$6,288	$12,116	$94	$40,307
9
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
Statement of Operations
 (CONTINUED)
For The Year Ended December 31, 2024

	Vanguard
	Vanguard Balanced Portfolio	Vanguard International Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Short-Term Investment-Grade Portfolio	Vanguard Small Company Growth Portfolio
Investment Income and Expenses:
Dividend Income (Note 2)	$529	$293	$—	$1	$185
Expenses (Note 4)	119	124	—	—	176
Net Investment Income (Loss)	410	169	—	1	9
Net Realized and Unrealized Gain
(Loss) on Investments (Note 2):
Net realized gain (loss) on investment transactions	90	726	—	—	648
Realized gain from distributions	1,145	775	—	—	—
Net realized gain (loss) on investments	1,235	1,501	—	—	648
Net change in unrealized appreciation (depreciation) on investments	1,436	369	3	—	2,835
Net Realized and Unrealized Gain (Loss) on Investments	2,671	1,870	3	—	3,483
Net Increase (Decrease) in Net Assets Resulting From Operations	$3,081	$2,039	$3	$1	$3,492
10
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
Statements of Changes in Net Assets
For the Years Ended December 31,

	American Funds		Calvert		DFA
	American Funds Insurance Series The Bond Fund of America		Calvert VP SRI Balanced Portfolio		DFA VA U.S. Targeted Value Portfolio
	2024	2023 (a)	2024	2023	2024	2023 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$100	$52	$16	$11	$218	$329
Net realized gain (loss) on investments	1	—	23	4	1,958	1,622
Net change in unrealized appreciation (depreciation) on investments	(77)	50	149	123	(273)	1,309
Net Increase (Decrease) in Net Assets
Resulting from Operations	24	102	188	138	1,903	3,261
From Unit Transactions:
Contributions	748	226	—	8	434	56
Withdrawals	—	—	—	—	(1,964)	—
Net transfers	(209)	1,738	(121)	(88)	(712)	22,333
Contract fees (Note 4)	(9)	(19)	(5)	(10)	(78)	(90)
Net Increase (Decrease) from Unit
Transactions	530	1,945	(126)	(90)	(2,320)	22,299
Net Increase (Decrease)
in Net Assets	554	2,047	62	48	(417)	25,560
Net Assets:
Beginning of Year	2,047	—	456	408	25,560	—
End of Year	$2,601	$2,047	$518	$456	$25,143	$25,560
Changes in Units:
Units outstanding, beginning of year	192	—	52	54	2,221	—
Units issued	70	194	—	1	38	2,231
Units redeemed	(19)	(2)	(2)	(3)	(220)	(10)
Net increase (decrease)	51	192	(2)	(2)	(182)	2,221
Units outstanding, end of year	243	192	50	52	2,039	2,221

(a)
For the period November 3, 2023 (commencement of operations) to December 31, 2023.
11
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
Statements of Changes in Net Assets
 (CONTINUED)
For the Years Ended December 31,

	DWS		Fidelity
	DWS Capital Growth VIP		Fidelity VIP Asset Manager Portfolio		Fidelity VIP Contra fund Portfolio
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(404)	$(827)	$107	$78	$(42)	$(27)
Net realized gain (loss) on investments	11,177	4,821	40	42	4,086	1,691
Net change in unrealized appreciation (depreciation) on investments	19,906	28,266	260	428	1,966	3,193
Net Increase (Decrease) in Net Assets
Resulting from Operations	30,679	32,260	407	548	6,010	4,857
From Unit Transactions:
Contributions	848	929	51	131	152	247
Withdrawals	—	(1,875)	—	—	(3,000)	(1,268)
Net transfers	(4,316)	(1,443)	(253)	(136)	(2,399)	(795)
Contract fees (Note 4)	(365)	(1,821)	(47)	(130)	(72)	(361)
Net Increase (Decrease) from Unit
Transactions	(3,833)	(4,210)	(249)	(135)	(5,319)	(2,177)
Net Increase (Decrease)
in Net Assets	26,846	28,050	158	413	691	2,680
Net Assets:
Beginning of Year	114,264	86,214	4,862	4,449	15,826	13,146
End of Year	$141,110	$114,264	$5,020	$4,862	$16,517	$15,826
Changes in Units:
Units outstanding, beginning of year	597	619	74	76	84	96
Units issued	4	6	1	2	1	2
Units redeemed	(13)	(27)	(4)	(4)	(17)	(14)
Net increase (decrease)	(9)	(22)	(3)	(2)	(16)	(12)
Units outstanding, end of year	588	597	71	74	68	84
12
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
Statements of Changes in Net Assets
 (CONTINUED)
For the Years Ended December 31,

	Fidelity				Goldman Sachs
	Fidelity VIP Equity-Income Portfolio		Fidelity VIP Index 500 Portfolio		Goldman Sachs VIT Government Money Market Fund
	2024	2023	2024	2023 (a)	2024	2023 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$639	$467	$391	$489	$94	$13
Net realized gain (loss) on investments	3,007	1,204	3,736	25	—	—
Net change in unrealized appreciation (depreciation) on investments	2,642	2,128	7,989	3,967	—	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,288	3,799	12,116	4,481	94	13
From Unit Transactions:
Contributions	1,385	1,290	1,165	140	614	19
Withdrawals	—	—	(12,702)	—	—	—
Net transfers	(2,267)	(740)	(3,687)	46,931	(473)	1,966
Contract fees (Note 4)	(184)	(1,416)	(319)	(590)	(21)	(72)
Net Increase (Decrease) from Unit
Transactions	(1,066)	(866)	(15,543)	46,481	120	1,913
Net Increase (Decrease)
in Net Assets	5,222	2,933	(3,427)	50,962	214	1,926
Net Assets:
Beginning of Year	41,815	38,882	50,962	—	1,926	—
End of Year	$47,037	$41,815	$47,535	$50,962	$2,140	$1,926
Changes in Units:
Units outstanding, beginning of year	332	339	4,574	—	190	—
Units issued	10	11	94	4,629	60	198
Units redeemed	(15)	(18)	(1,221)	(55)	(47)	(7)
Net increase (decrease)	(5)	(7)	(1,127)	4,574	13	190
Units outstanding, end of year	326	332	3,447	4,574	203	190

(a)
For the period November 3, 2023 (commencement of operations) to December 31, 2023.
13
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
Statements of Changes in Net Assets
 (CONTINUED)
For the Years Ended December 31,

	Lincoln		Vanguard
	LVIP American Century Capital Appreciation Fund		Vanguard Balanced Portfolio		Vanguard International Portfolio
	2024	2023	2024	2023 (a)	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(873)	$(1,270)	$410	$(32)	$169	$151
Net realized gain (loss) on investments	11,075	252	1,235	4	1,501	1,043
Net change in unrealized appreciation (depreciation) on investments	30,105	27,987	1,436	1,549	369	1,691
Net Increase (Decrease) in Net Assets
Resulting from Operations	40,307	26,969	3,081	1,521	2,039	2,885
From Unit Transactions:
Contributions	400	201	710	122	471	245
Withdrawals	(41)	—	(77)	—	(2,000)	—
Net transfers	(3,813)	(1,498)	(943)	18,772	(802)	(127)
Contract fees (Note 4)	(94)	(688)	(118)	(162)	(76)	(613)
Net Increase (Decrease) from Unit
Transactions	(3,548)	(1,985)	(428)	18,732	(2,407)	(495)
Net Increase (Decrease)
in Net Assets	36,759	24,984	2,653	20,253	(368)	2,390
Net Assets:
Beginning of Year	154,101	129,117	21,802	—	23,020	20,630
End of Year	$190,860	$154,101	$24,455	$21,802	$22,652	$23,020
Changes in Units:
Units outstanding, beginning of year	1,846	1,857	1,994	—	470	479
Units issued	5	3	60	2,009	9	6
Units redeemed	(10)	(14)	(88)	(16)	(51)	(15)
Net increase (decrease)	(5)	(11)	(28)	1,994	(42)	(9)
Units outstanding, end of year	1,841	1,846	1,966	1,994	428	470

(a)
For the period November 3, 2023 (commencement of operations) to December 31, 2023.
14
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
Statements of Changes in Net Assets
 (CONTINUED)
For the Years Ended December 31,

	Vanguard
	Vanguard Mid-Cap Index Portfolio		Vanguard Short-Term Investment-Grade Portfolio		Vanguard Small Company Growth Portfolio
	2024	2023 (a)	2024	2023 (a)	2024	2023 (a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$1	$—	$9	$(46)
Net realized gain (loss) on investments	—	1	—	—	648	13
Net change in unrealized appreciation (depreciation) on investments	3	3	—	1	2,835	4,704
Net Increase (Decrease) in Net Assets
Resulting from Operations	3	4	1	1	3,492	4,671
From Unit Transactions:
Contributions	—	—	—	—	431	38
Withdrawals	—	—	—	—	(2,022)	—
Net transfers	(3)	(4)	(1)	(1)	(1,461)	28,496
Contract fees (Note 4)	—	—	—	—	(112)	(89)
Net Increase (Decrease) from Unit
Transactions	(3)	(4)	(1)	(1)	(3,164)	28,445
Net Increase (Decrease)
in Net Assets	—	—	—	—	328	33,116
Net Assets:
Beginning of Year	—	—	—	—	33,116	—
End of Year	$—	$—	$—	$—	$33,444	$33,116
Changes in Units:
Units outstanding, beginning of year	—	—	—	—	2,952	—
Units issued	—	—	—	—	37	2,971
Units redeemed	—	—	—	—	(289)	(20)
Net increase (decrease)	—	—	—	—	(252)	2,952
Units outstanding, end of year	—	—	—	—	2,700	2,952

(a)
For the period November 3, 2023 (commencement of operations) to December 31, 2023.
15
The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
December 31, 2024
1. Organization
American Separate Account No. 3 (“Separate Account No. 3” or the “Account”) of Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York) (“WRNY” or “the Company”) was established in conformity with New York Insurance Law and commenced operations on December 21, 1994, as a unit investment trust registered under the Investment Company Act of 1940. Separate Account No. 3 consists of 15 distinct subaccounts (the “Subaccounts”). Separate Account No. 3 includes the following Subaccounts as of December 31, 2024:
●
American Funds Insurance Series (“American Funds”) -The Bond Fund of America
●
Calvert Variable Series, Inc. (“Calvert”) – Calvert VP SRI Balanced Portfolio
●
DFA Investment Dimensions Group Inc (“DFA”) – Dimensional VA US Targeted Value Portfolio
●
Deutsche DWS Variable Series I (“DWS”) – DWS Capital Growth VIP
●
Fidelity Investments Variable Insurance Products Funds (“Fidelity”)
●
Fidelity VIP Asset Manager Portfolio
●
Fidelity VIP Contra fund Portfolio
●
Fidelity VIP Equity-Income Portfolio
●
Fidelity VIP Index 500 Portfolio
●
Goldman Sachs Variable Insurance Trust (“Goldman Sachs”) – Goldman Sachs Government Money Market Fund
●
Lincoln Variable Insurance Products Trust (“Lincoln”) – LVIP American Century Capital Appreciation Fund1
●
Vanguard Variable Insurance Funds (“Vanguard”)
●
Vanguard Balanced Portfolio
●
Vanguard International Portfolio
●
Vanguard Mid-Cap Index Portfolio
●
Vanguard Short-Term Investment-Grade Portfolio
●
Vanguard Small Company Growth Portfolio

1
The underlying fund of the American Century VP Capital Appreciation Fund subaccount combined into the LVIP American Century Capital Appreciation Fund, of the Lincoln Variable Insurance Products Trust, advised by Lincoln Financial Investments Corporation. As a result, the American Century VP Capital Appreciation Fund subaccount was renamed to Lincoln LVIP American Century Capital Appreciation Fund effective April 29, 2024.
Separate Account No. 3 was formed by the Company to support the operations of the Company’s variable universal life insurance (“VUL”) policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3’s assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.
2. Significant Accounting Policies
The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.
16

AMERICAN SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2024
2. Significant Accounting Policies (continued)
The following is a summary of the significant accounting policies followed by Separate Account No. 3, which are in conformity with GAAP:
Segment Reporting — The Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures in 2024. The Separate Account No. 3's adoption of the new standard impacted financial statement disclosures only and did not affect any subaccount’s financial position or results of operations. Each subaccount of Separate Account No. 3 constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker (“CODM”) oversees the activities of the Separate Account No. 3 using information of each sub-account. The Separate Account No. 3 is engaged in a single line of business as a registered unit investment trust. Separate Account No. 3 is a funding vehicle for individual variable universal life insurance Policies issued by the Company to support the liabilities of the applicable Policies. The Separate Account No. 3’s CODM is a group of executives that include the Company’s Chief Operating Officer,Assistant General Counsel, and Controller.
The CODM uses the increase (decrease) in net assets from operations as the performance measure to make operational decisions while monitoring the net assets of each of the subaccounts within Separate Account No. 3. The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statement of Assets and Liabilities as net assets. The measure of segment profit and loss is reported on the Statement of Operations and Statement of Changes in Net Assets as increase (decrease) in net assets from operations. All assets and the increase (decrease) in net assets from operations are generated in the U.S.
Fair Value — Separate Account No. 3 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 3 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:
●
Level 1 — quoted prices in active markets for identical investments.
●
Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
●
Level 3 — significant unobservable inputs (including the Separate Account No. 3’s own assumptions in determining the fair value of investments).
As of December 31, 2024, management determined that the fair value inputs for all Separate Account No. 3 investments, which consist solely of investments in mutual funds registered with the Securities Exchange Commission ("SEC"), were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
Investment Valuation — Investments are fair valued based on the reported net asset values of the respective funds or portfolios, which in turn value their investments at fair value. Such investments are referred to as “Underlying Funds” of Separate Account No. 3.
Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income, is recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends and distributions paid to the Subaccounts has no impact on the respective unit values.
Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis.
17

AMERICAN SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2024
2. Significant Accounting Policies (continued)
Federal Income Taxes - Separate Account No. 3 intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each subaccount is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of the Company and the Company is taxed as a life insurance company under the Code. No income taxes are allocable to the Separate Account No. 3. Separate Account No. 3 had no liability for unrecognized tax benefits as of December 31, 2024 and believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
3. Investments
The number of shares in each underlying fund held by the sub-accounts of Separate Account No. 3 (rounded to the nearest share) on December 31, 2024, were as follows:
Underlying Fund	Number of Shares	Net Asset Value per Share
American Funds Insurance Series – The Bond Fund of America — Class “1”	283	$9.27
Calvert Variable Series, Inc. – Calvert VP SRI Balanced Portfolio — Class “I”	420	$2.74
DFA Investment Dimensions Group Inc – Dimensional VA US Targeted Value Portfolio	1,127	$22.57
Deutsche DWS Variable Series I - DWS Capital Growth VIP — Class “A”	3,360	$43.97
Fidelity Investments Variable Insurance Products Funds
Fidelity VIP Asset Manager — “Initial” Class	326	$16.45
Fidelity VIP Contrafund — “Initial” Class	362	$57.94
Fidelity VIP Equity-Income — “Initial” Class	1,814	$26.59
Fidelity VIP Index 500 Portfolio — “Initial” Class	86	$569.52
Goldman Sachs Variable Insurance Trust – Goldman Sachs Government Money Market Fund – Class “I”	2,162	$1.00
Lincoln Variable Insurance Products Trust – LVIP American Century Capital Appreciation Fund – “Standard” Class	11,683	$17.30
Vanguard Variable Insurance Funds
Vanguard Balanced Portfolio	995	$24.77
Vanguard International Portfolio	895	$25.60
Vanguard Mid-Cap Index Portfolio	1	$26.84
Vanguard Short-Term Investment-Grade Portfolio	2	$10.42
Vanguard Small Company Growth Portfolio	1,736	$19.51
The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2024, were as follows:
Underlying Fund	Cost of investment purchases	Proceeds from sales of investments
American Funds Insurance Series - The Bond Fund of America	$745	$57
Calvert Variable Series, Inc. – Calvert VP SRI Balanced Portfolio	$38	$21
DFA Investment Dimensions Group Inc – Dimensional VA US Targeted Value Portfolio	$2,437	$2,548
18

AMERICAN SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2024
3. Investments (continued)
Underlying Fund	Cost of investment purchases	Proceeds from sales of investments
Deutsche DWS Variable Series I - DWS Capital Growth VIP	$10,821	$2,501
Fidelity Investments Variable Insurance Products Funds
Fidelity VIP Asset Manager	$215	$241
Fidelity VIP Contrafund	$2,556	$3,670
Fidelity VIP Equity-Income	$4,743	$1,964
Fidelity VIP Index 500 Portfolio	$1,657	$15,541
Goldman Sachs Variable Insurance Trust – Goldman Sachs Government Money Market Fund	$718	$485
Lincoln Variable Insurance Products Trust – LVIP American Century Capital Appreciation Fund	$11,256	$864
Vanguard Variable Insurance Funds
Vanguard Balanced Portfolio	$2,374	$1,024
Vanguard International Portfolio	$1,529	$2,702
Vanguard Mid-Cap Index Portfolio	$1	$—
Vanguard Short-Term Investment-Grade Portfolio	$1	$—
Vanguard Small Company Growth Portfolio	$534	$3,302
4. Expenses
Administrative Charges — In connection with its administrative functions, the Company deducts daily charges from the value of the net assets of each Subaccount. The Company deducted administrative expenses at an annual rate of 0.40%1 of net assets.
Mortality Risk Fee — The Company assumes the risk that insureds may live for a shorter period than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducted a mortality risk charge daily. The Company deducted a mortality risk charge at an annual rate of 0.35% of net assets.
Expense Risk Fee — An expense risk charge, deducted daily, at an annual rate of 0.15% of net assets from the value of the net assets of each Subaccount, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.
Administration charges, mortality risk fee and expense risk fee are included in “Expenses” in the Statement of Operations.
The cost of insurance represents fees charged by the Company for compensation related to life insurance coverage provided under the policies. This cost is deducted monthly from a policyowner’s account as a redemption in units and is processed through transfers to the Company’s general account assets (“General Account”). This transfer activity associated with the cost of insurance is reported in “Net Transfers” in the Statements of Changes in Net Assets along with transfers between Subaccounts and other transfers to and from the General Account.
Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted and is reflected as a unit transaction in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets.
19

AMERICAN SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2024
4. Expenses (continued)
Annual Separate Account expenses are summarized, as follows:
Current Amount Deducted
Separate Account No. 3 Annual Expenses (as a percentage of net assets)
Expense Risk Fee	0.15%
Mortality Risk Fee	0.35%
Administrative Charges	0.40%(1)
Total Separate Account No. 3 Annual Expenses	0.90%

(1)
Prior to May 1, 2024, the Fidelity portfolio had administrative expenses of 0.30% due to a reimbursement of 0.10%.
5. Financial Highlights
Disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements of Separate Account No. 3 as follows.
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)	Investment Income Ratios (b)	Total Returns (c)
American Funds Insurance Series The Bond Fund of America	2024	243	$10.712	$2,601	0.90%	4.25%	0.58%
	2023(f)	192	$10.650	$2,047	0.90%	2.92%(d)	5.82%(d)
Calvert VP SRI Balanced Portfolio	2024	50	$10.425	$518	0.90%	3.83%	18.25%
	2023	52	$8.816	$456	0.90%	3.42%	16.05%
	2022	54	$7.597	$408	0.90%	1.51%	-16.17%
	2021	156	$9.062	$1,416	0.90%	6.41%	14.09%
	2020	266	$7.943	$2,114	0.90%	5.31%	14.23%
DFA U.S. Targeted Value Portfolio	2024	2,039	$12.330	$25,143	0.90%	1.34%	7.16%
	2023(f)	2,221	$11.506	$25,560	0.90%	1.51%(d)	14.65%(d)
DWS Capital Growth VIP	2024	588	$239.969	$141,110	0.90%	0.19%	25.38%
	2023	597	$191.398	$114,264	0.90%	0.08%	37.44%
	2022	619	$139.254	$86,214	0.90%	0.09%	-31.36%
	2021	624	$202.866	$126,506	0.90%	0.22%	21.68%
	2020	624	$166.724	$104,092	0.90%	0.49%	37.80%
Fidelity VIP Asset Manager Portfolio	2024	71	$70.833	$5,020	0.90%(g)	2.61%	8.00%
	2023	74	$65.584	$4,862	0.80%(e)	2.52%	11.58%
	2022	76	$58.776	$4,449	0.80%(e)	1.72%	-15.61%
	2021	117	$69.650	$8,154	0.80%(e)	1.65%	9.04%
	2020	119	$63.874	$7,630	0.80%(e)	1.81%	13.96%
20

AMERICAN SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2024
5. Financial Highlights (continued)
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)	Investment Income Ratios (b)	Total Returns (c)
Fidelity VIP Contrafund Portfolio	2024	68	$241.419	$16,517	0.90%(g)	0.22%	28.14%
	2023	84	$188.405	$15,826	0.80%(e)	0.60%	37.16%
	2022	96	$137.490	$13,146	0.80%(e)	0.67%	-26.90%
	2021	101	$188.080	$19,065	0.80%(e)	0.09%	26.82%
	2020	457	$148.309	$67,780	0.80%(e)	0.24%	29.53%
Fidelity VIP Equity-Income Portfolio	2024	326	$144.162	$47,037	0.90%(g)	1.85%	14.51%
	2023	332	$125.896	$41,815	0.80%(e)	1.98%	9.61%
	2022	339	$114.854	$38,882	0.80%(e)	1.92%	-5.71%
	2021	346	$121.814	$42,155	0.80%(e)	1.96%	23.90%
	2020	353	$98.318	$34,667	0.80%(e)	1.89%	5.84%
Fidelity VIP Index 500 Portfolio	2024	3,447	$13.790	$47,535	0.90%(g)	1.31%	23.87%
	2023(f)	4,574	$11.141	$50,962	0.80%(e)	1.13%(d)	9.64%
Goldman Sachs VIT Government Money Market Fund	2024	203	$10.543	$2,140	0.90%	4.83%	4.31%
	2023(f)	190	$10.115	$1,926	0.90%	0.81%(d)	0.70%
Lincoln LVIP American Century Capital Appreciation Fund	2024	1,841	$103.691	$190,860	0.90%	–	24.22%
	2023	1,846	$83.475	$154,101	0.90%	–	20.08%
	2022	1,857	$69.517	$129,117	0.90%	–	-28.56%
	2021	1,867	$97.313	$181,724	0.90%	–	10.57%
	2020	2,255	$88.008	$198,500	0.90%	0.10%	41.71%
Vanguard Balanced Portfolio	2024	1,966	$12.441	$24,455	0.90%	2.14%	13.85%
	2023(f)	1,994	$10.935	$21,802	0.90%	–	7.56%
Vanguard International Portfolio	2024	428	$52.906	$22,652	0.90%	1.23%	8.11%
	2023	470	$48.937	$23,020	0.90%	1.58%	13.54%
	2022	479	$43.100	$20,630	0.90%	1.35%	-30.75%
	2021	477	$62.233	$29,672	0.90%	0.31%	-2.42%
	2020	690	$63.779	$43,995	0.90%	1.18%	56.17%
Vanguard Mid-Cap Index Portfolio	2024	–	$12.723	$–	0.90%	–	13.70%
	2023(f)	–	$–	$–	0.90%	–	0.00%
Vanguard Short-Term Investment Grade Portfolio	2024	–	$10.750	$–	0.90%	–	3.64%
	2023(f)	–	$–	$–	0.90%	–	0.00%
21

AMERICAN SEPARATE ACCOUNT NO. 3
NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)
December 31, 2024
5. Financial Highlights (continued)
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)	Investment Income Ratios (b)	Total Returns (c)
Vanguard Small Company Growth Portfolio	2024	2,700	$12.384	$33,444	0.90%	0.53%	10.46%
	2023(f)	2,952	$11.220	$33,116	0.90%	–	16.42%
Explanatory Notes:

(a)
This ratio represents the annualized Contract expenses of the Separate Account No. 3, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as separate account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the Underlying Fund are excluded.
(b)
This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the Underlying Fund, net of the Underlying Fund’s net management fees and expenses, divided by the average net assets of the Subaccount. This ratio excludes those expenses, such as separate account asset-based charges, that result in direct reductions in the unit values and charges made directly to participant accounts through the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the Subaccount invests.
(c)
The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the Underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.
(d)
Not annualized.
(e)
Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.
(f)
For the period November 3, 2023 (commencement of operations) to December 31, 2023.
(g)
Prior to May 1, 2024, the expense ratio was 0.80% including a 0.10% reimbursement from Fidelity.
6. Subsequent Events
Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events through April 18, 2025, the date the financial statements were issued. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.
22

Wilton Reassurance

Life Company of New York

Statutory – Basis Financial Statements

As of December 31, 2024 and 2023 and for the Years Ended December 31, 2024, 2023 and 2022, Supplemental Information as of and for the

Year Ended December 31, 2024, and Independent Auditor’s Report

Wilton Reassurance Life Company of New York

Deloitte & Touche LLP 695 E Main St
Stamford, CT 06901 USA
Tel: +1 203 708 4000 www.deloitte.com

Independent Auditor’s Report

To the Board of Directors of

Wilton Reassurance Life Company of New York:

Opinions

We have audited the statutory-basis financial statements of Wilton Reassurance Life Company of New York (the “Company”), which comprise the statutory-basis balance sheets as of December 31, 2024, and 2023, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024, and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024, and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

March 31, 2025

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS

AS OF DECEMBER 31, 2024 AND 2023

(Amounts in thousands of US Dollars, except share amounts)

	2024	2023

Admitted assets

Cash and invested assets:

Bonds	$4,964,390	$5,148,046

Preferred stock	121,794	131,198

Common stock	12,703	11,676

Mortgage Loans	334,054	376,670

Cash, cash equivalents, and short-term investments	143,461	135,461

Policy loans	29,163	28,380

Other invested assets	782,857	723,801

Receivables for securities	4,285	11,202

Total cash and invested assets	6,392,707	6,566,434

Accrued investment income	46,492	47,895

Deferred and uncollected life premiums	4,437	5,563

Reinsurance balances recoverable	6,710	3,778

Net deferred tax asset	17,630	22,330

Receivable from parent and affiliates	325	–

Other admitted assets	1,733	1,767

Separate account assets	365,211	353,751

Total admitted assets	$6,835,245	$7,001,518

Liabilities:

Policy and contract liabilities:

Life, annuity & accident and health reserves	1,982,272	2,176,754

Policy and contract claims	35,998	37,527

Policyholders’ funds	27,076	25,789

Total policy and contract liabilities	2,045,346	2,240,070

Other amounts payable on reinsurance	9,382	13,687

Accounts payable and general expenses due and accrued	30,133	25,563

Current federal and foreign income taxes	8,085	8,745

Remittances not allocated	17,733	(12,356)

Asset valuation reserve	113,974	97,293

Funds held under reinsurance	3,888,774	3,928,229

Payable to parent and affiliates	99	3,485

Payable for securities	70,112	27,578

Transfers to (from) Separate Accounts due or accrued, net	(45,411)	(19,497)

Other liabilities	26,372	23,295

Separate account liabilities	365,211	353,751

Total liabilities	6,529,810	6,689,843

Capital and surplus:

Common stock, $4.95 par value:

Authorized—1,100,000 shares;

Issued and outstanding—550,000 shares	2,503	2,503

Paid-in surplus	208,946	208,946

Unassigned Surplus and Special Surplus Funds	93,986	100,226

Total capital and surplus	305,435	311,675

Total liabilities and capital and surplus	$6,835,245	$7,001,518

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

(Amounts in thousands of US Dollars)

	2024	2023	2022

Premiums and other revenues:

Life, annuity and health premiums	$83,203	$61,211	$79,872

Consideration for supplementary contracts with life contingencies	1,748	930	850

Net investment income	295,160	293,090	303,797

Amortization of interest maintenance reserve	(9,399)	(8,770)	(1,339)

Commissions and expense allowances on reinsurance ceded	25,801	26,872	26,483

Reserve adjustments on reinsurance ceded	(30,540)	(25,616)	(18,213)

Other revenues	296	1,678	1,423

Total premiums and other revenues	366,269	349,395	392,873

Benefits paid or provided:

Death benefits	57,731	53,011	54,280

Annuity benefits	64,137	34,548	50,537

Surrender benefits and withdrawals	244,419	176,902	123,859

Payments on supplementary contracts with life contingencies	2,920	2,074	1,521

Increase in liability for policyholders’ funds	1,235	2,339	711

Decrease in life, annuity, and accident and health reserves	(194,482)	(140,754)	(73,313)

Other benefits	1,516	1,067	1,273

Total benefits paid or provided	177,476	129,187	158,868

Insurance expenses and other deductions:

Commissions and expense allowances	3,448	3,455	2,849

General insurance expenses	33,162	32,854	30,960

Insurance taxes, licenses and fees	4,327	5,832	6,734

Decrease in loading on deferred and uncollected premiums	–	1,955	293

Funds held interest ceded	170,363	159,080	149,377

Net transfer from Separate Accounts	(58,648)	(65,538)	(25,918)

Other deductions	952	1,657	(6)

Total insurance expenses and other deductions	153,604	139,295	164,289

Gain from operations before federal income taxes and net realized capital gains (losses)	35,189	80,913	69,716
Federal income tax expenses	7,921	18,356	18,675

Gain from operations before net realized capital gains (losses)	27,268	62,557	51,041
Net realized capital gains (losses)	1,617	(10,980)	(8,346)

Net income	$28,885	$51,577	$42,695

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

(Amounts in thousands of US Dollars)

	Common Stock	Paid-In Surplus	Unassigned Surplus and Special Surplus Funds	Total Capital and Surplus

Balances at December 31, 2021	$2,503	$282,946	$42,167	$327,616

Net income	–	–	42,695	42,695

Change in unrealized capital gains (losses)	–	–	(39,339)	(39,339)

Change in net deferred income tax	–	–	14,593	14,593

Change in nonadmitted assets	–	–	(74,017)	(74,017)

Change in liability for reinsurance in unauthorized companies	–	–	644	644

Change in asset valuation reserve	–	–	34,981	34,981

Change in surplus as a result of reinsurance	–	–	56,850	56,850

Return of paid-in-surplus	–	(74,000)	–	(74,000)

Other	–	–	(590)	(590)

Balances at December 31, 2022	$2,503	$208,946	$77,984	$289,433

Net income	–	–	51,577	51,577

Change in unrealized capital gains (losses)	–	–	1,166	1,166

Change in net deferred income tax	–	–	7,194	7,194

Change in nonadmitted assets	–	–	(4,686)	(4,686)

Change in liability for reinsurance in unauthorized companies	–	–	(494)	(494)

Change in asset valuation reserve	–	–	(16,553)	(16,553)

Change in surplus as a result of reinsurance	–	–	(7,462)	(7,462)

Dividends to stockholder	–	–	(8,500)	(8,500)

Balances at December 31, 2023	$2,503	$208,946	$100,226	$311,675

Net income	–	–	28,885	28,885

Change in unrealized capital gains (losses)	–	–	2,379	2,379

Change in net deferred income tax	–	–	(4,068)	(4,068)

Change in nonadmitted assets	–	–	28,120	28,120

Change in liability for reinsurance in unauthorized companies	–	–	340	340

Change in asset valuation reserve	–	–	(16,681)	(16,681)

Change in surplus as a result of reinsurance	–	–	(8,215)	(8,215)

Dividends to stockholder	–	–	(37,000)	(37,000)

Balances at December 31, 2024	$2,503	$208,946	$93,986	$305,435

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

(Amounts in thousands of US Dollars)

	2024	2023	2022

Operations

Premiums collected net of reinsurance	$86,080	$66,646	$84,173

Net investment income received	284,566	285,064	281,222

Miscellaneous income	22,201	30,123	26,230

Benefits and losses paid	(408,408)	(296,097)	(315,518)

Net transfers to separate accounts	32,734	49,628	20,833

Commissions and expenses paid	(207,565)	(192,567)	(185,890)

Dividends paid to policyholders	(75)	(32)	(13)

Federal income taxes paid	(8,746)	(14,036)	(7,748)

Net cash used in operations	(199,213)	(71,271)	(96,711)

Investment activities

Proceeds from sales, maturities, or repayments of investments:

Bonds	500,445	655,219	2,763,802

Stocks	18,974	27,064	21,582

Mortgage loans	41,077	41,366	96,257

Other invested assets	25,554	3,616	8,659

Miscellaneous proceeds	50,373	28,306	–

Total investment proceeds	636,423	755,571	2,890,300

Cost of investments acquired:

Bonds	302,544	297,874	2,547,620

Stocks	7,458	55,345	52,168

Mortgage loans	–	948	59,022

Other invested assets	87,881	260,473	96,348

Miscellaneous applications	–	–	20,213

Total cost of investments acquired	397,883	614,640	2,775,371

Net increase (decrease) in policy loans	680	671	(1,480)

Net cash provided by investment activities	237,860	140,260	116,409

Financing and miscellaneous activities

Capital and paid in surplus	–	–	(74,000)

Net inflow on deposit type contracts and other insurance liabilities	1,287	12,875	481

Dividend to stockholder	(37,000)	(8,500)	–

Other cash provided (applied)	5,066	(57,051)	(1,159)

Net cash used in financing and miscellaneous activities	(30,647)	(52,676)	(74,678)

Net increase (decrease) cash, cash equivalents and short-term investments	8,000	16,313	(54,980)

Cash, cash equivalents and short-term investments:

Beginning of year	135,461	119,148	174,128

End of year	$143,461	$135,461	$119,148

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

(Amounts in thousands of US Dollars)

	2024	2023	2022

Cash flow information for non-cash transactions

Investment reclassifications	$52,086	$14,988	$5,705

Paid-in-kind interest	6,943	–	–

Unamortized reinsurance gain	1,462	1,738	2,105

Contingency reserve	859	1,601	–

Prepaid insurance	199	747	55

Exchanges of invested assets reported as purchases and sales	–	–	96,588

Write off unrecoverable tax asset	–	–	590

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies

Organization

Wilton Reassurance Life Company of New York (the Company or WRNY) is a stock life insurance company organized in 1955 under the laws of the State of New York. The Company is licensed in all 50 states, the District of Columbia and the U.S. Virgin Islands, although, historically, its marketing efforts were concentrated in the State of New York. The Company has no employees and writes no new primary insurance policies. Existing inforce product lines include traditional, interest-sensitive, and variable life insurance, voluntary accident and health insurance products, and deferred fixed, immediate fixed and variable annuities.

The Company is a wholly owned subsidiary of Wilton Reassurance Company (WRAC) which, in turn is a wholly owned subsidiary of Wilton Re U.S. Holdings, Inc., a Delaware corporation (Wilton Re U.S.). All but a de minimis portion of the economic interests and 100% of the voting interests of Wilton Re U.S. are held or controlled by Wilton Re U.S. Holdings Trust, an Ontario trust (the Wilton Re Trust). In turn, all economic interests associated with the Wilton Re Trust accrue to Wilton Re Ltd. (WRL), a non-insurance holding company registered in Nova Scotia, Canada. WRL is deemed the ultimate parent corporation in the Company’s holding company system.

On October 1, 2021, all of the issued and outstanding capital stock of Allstate Life Insurance Company of New York (ALICNY) and Intramerica Life Insurance Company, both New York domestic insurance companies, were acquired by WRAC. On November 1, 2021, each were merged with and into the Company, with WRNY being the surviving company to the merger.

The Company is party to a services agreement (the Services Agreement) with its affiliate, Wilton Re Services, Inc. (Wilton Re Services), pursuant to which Wilton Re Services provides certain accounting, actuarial and administrative services.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and decreases in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department), which differ from accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York.

Prescribed practices

The Department’s Insurance Regulation 172 requires the Company to record a write-in asset related to the gross premiums for reinsurance paid beyond the paid-to date of the underlying policy at the balance sheet date. These amounts would be refunded to the Company by the reinsurer in the event of policy termination.

Permitted practices

In 2021, the Department granted the Company a one-year waiver in performing Principle-Based Reserving according to Insurance Regulation 213 with interest, mortality and other assumptions applied in compliance with statutory regulations, for the following policies:

•	Certain guaranteed term policies issued on or after May 13, 2019, and all guaranteed term policies issued on or after October 1, 2019.
•	Certain universal life and whole life policies issued on or after October 1, 2019.
•	All remaining life policies issued on or after January 1, 2020.

Subsequent to the expiration of the one-year waiver, the Company began performing Principle-Based Reserving according to Insurance Regulation 213 for the above policies.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

	2024	2023	2022

Net income (loss)

State of New York Basis	$28,885	$51,577	$42,695

State prescribed practices that increase/(decrease) NAIC SAP:

Premiums	–	(4,498)	458

Other revenues-net	199	747	55

(Increase) decrease in loading on deferred and uncollected premiums	–	(4,801)	(732)

State permitted practices that increase/(decrease) NAIC SAP:

Change in life, annuity and accident & health reserves	–	–	(562)

Net income (loss), NAIC SAP	$29,084	$43,025	$41,914

Statutory capital and surplus

State of New York Basis	$305,435	$311,675

State prescribed practices that increase/(decrease) NAIC SAP:

Other assets	(1,651)	(1,850)

Statutory capital and surplus, NAIC SAP	$303,784	$309,825

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

The accounting practices prescribed or permitted by the Department differ in certain respects from GAAP. The differences are not reasonably determinable but are presumed to be material. Important accounting practices prescribed by the Department and the more significant variances from GAAP are:

Investments

Investments in bonds and preferred stock are reported at amortized cost or fair value based on their NAIC rating. For GAAP, fixed maturity investments which are classified as trading are reported at fair value, with unrealized holding gains and losses reported in operations. Fixed maturity securities classified as available-for-sale are reported at fair value with unrealized gains and losses, less applicable deferred income taxes reported in other comprehensive income (OCI). Fair value for statutory purposes, as with GAAP, is based on quoted market prices while the fair value of private placements and credit tenant loans is obtained from independent third-party dealers.

For statutory purposes, all securities that represent beneficial interests in securitized assets (e.g. mortgage backed securities (MBS) and asset backed securities (ABS)), are adjusted using the retrospective method when there is a change in estimated future cash flows. For loan-backed or structured securities if it is determined that an other-than-temporary credit impairment has occurred, the amortized cost basis of the security is written down to the present value of estimated future cash flows discounted using the effective interest rate inherent in the security. For all other investments in bonds and stock, the retrospective method is used. If it is determined that a decline in fair value is other than temporary or the Company has the intent to sell, the cost basis of the security is written down to fair value. For GAAP, for investments classified as trading, no other-than-temporary impairments are recognized as all securities are recorded at fair value with changes in fair value reported as unrealized gains and losses in operations. For investments classified as available-for-sale, all securities with a fair value below amortized cost are evaluated to determine whether the decline in fair value has resulted from a credit loss. If a credit loss exists, the Company measures the impairment amount as the difference between the present value of expected cash flows and the amortized cost and is limited to the amount by which amortized cost exceeds fair value. The measured impairment amount is recognized as an allowance for credit losses and is reclassified from OCI to unrealized gains and losses in operations. However, if the Company intends to sell a security for which fair value is below amortized cost or it is more likely than not that it would be required to sell that security before recovery of its amortized cost, any previously recognized allowance for credit losses is written off and the amortized cost basis is written down to the security’s fair value with any incremental impairment reported in realized gains and losses in operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to expected maturity of the individual securities sold. That net deferral is recorded by the Company as the interest maintenance reserve (IMR) in the accompanying statutory-basis balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold. Furthermore, under GAAP, to the extent that unrealized gains on fixed income securities supporting payout

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

annuity contracts would result in a premium deficiency if those gains were realized, a related increase in insurance reserves for future policy benefits is recorded, net of tax, as a reduction of net unrealized gains.

Effective August 13, 2023 and applicable until December 31, 2025, the NAIC adopted Interpretation 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01), a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with a ratio of total adjusted capital to authorized control level risk-based capital greater than 300% to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. The provisions within this interpretation are permitted until December 31, 2025, and will be automatically nullified on January 1, 2026. As of December 31, 2024 and December 31, 2023, respectively, the Company did not report any portion of its negative IMR balance as an admitted asset.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Value of Business Acquired (VOBA)

The excess statutory reserve assumed over the fair value of assets transferred in connection with the acquisition of blocks of business via reinsurance transactions is expensed. For GAAP, an intangible asset referred to as VOBA is established representing the contractual right to receive future profits from the acquired insurance policies or reinsurance contracts. The Company amortizes VOBA in proportion to premiums for traditional life products and in proportion to estimated gross profits (EGPs) for interest sensitive life products. The EGPs and related amortization of VOBA for interest sensitive life products are updated (unlocked) periodically to reflect revised assumptions for lapses, mortality and investment earnings. The Company performs periodic tests to establish that VOBA associated with traditional life products remains recoverable, and if financial performance significantly deteriorates to the point where VOBA is not recoverable, a cumulative charge to current operations will be recorded.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, principally past-due agents’ balances, deferred taxes, goodwill, other intangible assets and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent these assets are not impaired.

Separate Accounts

Insurance activities of the Company’s separate accounts such as underwriting and contract administration, premium collection and payment of premium taxes, claims and benefits are accounted for as transactions of the general account. Under GAAP, separate accounts that meet the requirements for separate account presentation are presented as a single line item on the balance sheet and statement of operations of the general account. Those that do not meet the separate account definition are accounted for along with similar line items of the balance sheet and statement of operations of the general account.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

Universal Life and Annuity Policies

Revenues for universal life and annuity policies with mortality risk consist of the entire premium received. Benefits incurred represent the total of death benefits paid and the change in policy reserves and other withdrawal type benefits. Premiums received for annuity policies without mortality risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Life and Annuity Reserves

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances, as would be required under GAAP.

Reinsurance

A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as would be required under GAAP.

Funds Held

Funds held represents amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a funds held basis, assets equal to the net statutory reserves are withheld and legally owned by the ceding company. Net investment income includes the interest income earned on these assets and funds held interest ceded includes the portion due the assuming company at rates defined by the treaty terms.

Under GAAP, the Company accounts for the embedded derivatives in funds withheld contracts as total return swaps. Accordingly, the value of the derivative is equal to the gain or loss on the funds held portfolio associated with each agreement. Changes in the fair value of the embedded derivatives are reflected in the statements of operations. The embedded derivatives are not recognized on a statutory basis.

Deferred Income Taxes

The recoverability of deferred tax assets is evaluated and when considered necessary, a statutory valuation allowance is established to reduce the deferred tax asset to an amount which is more likely than not to be realized. Adjusted gross deferred tax assets are admitted in an amount equal to the sum of: (a) federal income

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences not to exceed three years from the balance sheet date; (b) the lesser of: (i.) the remaining gross deferred tax assets expected to be realized in a timeframe consistent with NAIC standards; or (ii.) a percentage of surplus consistent with NAIC standards, excluding any net deferred tax assets, electronic data processing (EDP) equipment and operating software; and (c) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted.

Under GAAP, state taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

For statutory, the change in deferred taxes is reported in surplus, while under GAAP, the change is reported in the income statement.

Initial Accounting for Closed Block Reinsurance Transactions

For statutory reporting, initial balances are recorded with offsets to the statutory-basis statements of operations, and any considerations received (paid), net of ceding commissions, are recorded as life and annuity premiums. Under GAAP, initial balances are recorded with no offset to the statements of comprehensive income.

Statements of Cash Flows

Cash, cash equivalents, and short-term investments in the statements of cash flows represent cash balances and investments with maturities at acquisition of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with maturities at acquisition of three months or less.

Other significant accounting practices are as follows:

Investments

Bonds, common stock, preferred stock, and short-term investments are stated at values prescribed by the NAIC, as follows:

•

Bonds not backed by other loans are stated at amortized cost using the interest (constant yield) method. Bonds that are in or near default are stated at fair value. For other-than-temporary impairments, the cost basis of the bond is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.

•

Mortgage-backed/asset-backed securities are valued at amortized cost using the interest (constant yield) method including anticipated prepayments. Projected cash flows are obtained from public third party sources, primarily Moody’s, or if not readily available, they are obtained from asset managers. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Prepayment speeds affect the projected cash flows and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

•	Common stock are valued at fair value.
•

Redeemable preferred stock that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stock are reported at the lower of cost, amortized cost, or fair value. Perpetual preferred stock are reported at fair value, not to exceed any stated call price. There are no restrictions on preferred stock.

•	Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
•	Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

The Company has surplus debentures, which are classified as other invested assets on the statutory-basis balance sheets. Surplus debentures are similar to corporate securities, but are subordinated obligations of insurance companies and may be subject to restrictions by the insurance commissioners. Surplus debentures rated by an NAIC credit rating provider (CRP) with a designation equivalent of NAIC 1 or NAIC 2 are reported at amortized cost. All others are reported at the lower of amortized cost or fair value.

Mortgage loans on real estate are stated at their aggregate unpaid balances, excluding accrued interest.

The Company has minor ownership investments in joint ventures and limited partnerships which are classified as other invested assets on the accompanying statutory-basis balance sheets. The Company values these interests based on its proportionate share of the underlying audited GAAP equity of the investee or, if audited GAAP basis financial statements are not available for the investee, may be recorded based on the underlying audited U.S tax basis equity, in accordance with SSAP No. 48—Joint Ventures, Partnerships and Limited Liability Companies. The investment is recorded at cost, plus subsequent capital contributions, and adjusted for the Company’s share of the investee’s audited GAAP basis earnings or losses and other equity adjustments, less distributions received. Distributions are recognized in net investment income to the extent they are not in excess of the undistributed accumulated earnings attributed to the investee. Distributions in excess of the undistributed accumulated earnings reduce the Company’s basis in the investment.

Policy loans are reported at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rates.

Realized capital gains and losses are determined using the first in first out (FIFO) method.

Changes in admitted asset carrying amounts are credited or charged directly to unassigned surplus, net of taxes.

Derivative financial instruments

Derivative financial instruments include index option contracts. When derivatives meet specific criteria, they may be designated as accounting hedges, which means they may be accounted for and reported on in a manner that is consistent with the hedged asset or liability. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

The determination of the AVR and IMR impact of realized capital gains and losses on derivatives is based on how the realized capital gains and losses of the underlying asset is reported. Derivatives are classified as other invested assets or other liabilities on the statutory-basis balance sheets. The Company’s accounting policy for the various types of derivative instruments is discussed further in Note 3.

Premiums and Related Costs

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk also are recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting. Premiums for all single and flexible premium life insurance and annuity products are recognized as revenue when collected. Commissions and other costs applicable to the acquisition of policies are charged to operations as incurred.

Benefits

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that are intended to provide, in the aggregate, reserves that are greater than or equal to the minimum amounts required by the Department. Where the Company employs mean reserving, the Company waives the deduction of deferred fractional premiums on the death of life and annuity policy holders. The Company returns any unearned premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

The liability for future policy benefits provides amounts adequate to discharge estimated future obligations on policies in force. Reserves for life policies are computed principally by the Net Level Reserve Method and the Commissioners’ Reserve Valuation Method using interest rates (ranging from 2.25% to 6.00%) and mortality assumptions (Commissioners’ Standard Ordinary mortality tables, 1941, 1958, 1980, 2001, and 2017) as prescribed by regulatory authorities.

The Company typically uses interpolated terminal reserves to adjust the calculated terminal reserve to the appropriate reserve. Interpolated terminal reserves are determined by interpolating between the appropriate terminal reserves and adding the fractional portion of the valuation net premium from the valuation date to the policyholder’s next premium due date. The Company may also use mean reserving if the valuation has not been transferred from the acquired company’s valuation. When this method is used, reserves are calculated by assuming premiums are collected annually. To the extent that premiums are collected more frequently, a deferred premium asset is recorded.

The Company charges extra premiums for substandard lives, either as a table rating or as a flat extra premium. For substandard table ratings, both premiums and valuation mortality rates are increased by a fixed percentage that ranges between 125% and 500% of standard mortality rates. For flat extra premiums, reserves are increased by the unearned portion of the annual flat extra premium received.

The Company establishes additional reserves when the results of the annual asset adequacy analysis indicate the need for such reserves. The Company had net asset adequacy reserves of $112,000 and $104,000 at

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

December 31, 2024 and 2023, respectively. The change in these reserves, included in the accompanying statutory-basis statements of operations, was an increase of $8,000, a decrease of $33,000, and an increase of $10,000 for 2024, 2023, and 2022, respectively, which was recorded in increase (decrease) in life, annuity and accident & health reserves.

As of December 31, 2024 and 2023, reserves of $56,271 and $58,541, respectively, were recorded on in-force amounts of $2,324,561 and $2,597,908, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest has been determined by formula as described in the Annual Statement Instructions, adjusted to reflect fractional years of interest for material reinsurance transactions. The Tabular Less Actual Reserve Released calculation and the Tabular Cost have been determined by formula as described in the Annual Statement Instructions. The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balance less applicable surrender charges.

Claim Reserves

Policy and contract claims are amounts due on claims, which were incurred as of December 31, but have not yet been paid. The accrual has two components: 1) claims in process of settlement as of December 31; 2) claims not yet reported but estimable based on historical trend review of the claims reported after December 31 relating to claims incurred as of December 31.

Claims in the contestable period are reported at their full-face value.

Federal Income Taxes

Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted tax rates and laws, subject to certain limitations and are recorded in surplus.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

New	Accounting Pronouncements

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – “Bonds”, SSAP No. 43 – “Asset-Backed Securities”, and other related SSAPs, effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

definition. Upon effective date, investments that do not qualify under the revised SSAP No. 26 or SSAP No. 43 will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company does not expect the adoption of SSAP No. 26, SSAP No. 43 and other related SSAPs to have a material impact to the financial statements.

2.	Investments

Fair Values

The carrying value, fair value and related unrealized gains and losses of the Company’s investments in bonds are summarized as follows:

		Gross Unrealized
At December 31, 2024	Carrying Value	Gains	Losses	Fair Value

U.S. government and agencies	$498,331	$1,312	$(133,630)	$366,013

State and political subdivisions	172,793	7,229	(19,265)	160,757

Foreign sovereign	4,677	100	(283)	4,494

Corporate securities	3,392,983	20,202	(479,778)	2,933,407

Residential mortgage-backed securities	317,623	245	(63,123)	254,745

Commercial mortgage-backed securities	130,527	55	(20,011)	110,571

Asset backed securities	243,215	1,307	(16,027)	228,495

Collateralized debt obligations	204,241	2,089	(15,419)	190,911

Total Bonds	$4,964,390	$32,539	$(747,536)	$4,249,393

At December 31, 2023

U.S. government and agencies	$502,406	$2,005	$(102,066)	$402,345

State and political subdivisions	260,414	16,439	(16,743)	260,110

Foreign sovereign	4,830	123	(283)	4,670

Corporate securities	3,526,399	33,842	(394,594)	3,165,647

Residential mortgage-backed securities	276,313	245	(53,076)	223,482

Commercial mortgage-backed securities	133,509	183	(20,835)	112,857

Asset backed securities	233,373	1,103	(19,605)	214,871

Collateralized debt obligations	210,802	427	(19,669)	191,560

Total Bonds	$5,148,046	$54,367	$(626,871)	$4,575,542

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

Unrealized	Losses

The following tables show gross unrealized losses and fair values of bonds and preferred stock, aggregated by investment category and length of time that individual securities have been in continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

At December 31, 2024

U.S. government and agencies	$5,451	$(67)	$337,841	$(133,563)	$343,292	$(133,630)

State and political subdivisions	11,419	(516)	63,326	(18,749)	74,745	(19,265)

Foreign sovereign	–	–	3,789	(283)	3,789	(283)

Corporate securities	334,144	(14,125)	2,090,209	(465,653)	2,424,353	(479,778)

Residential mortgage-backed securities	81,599	(2,395)	162,002	(60,728)	243,601	(63,123)

Commercial mortgage-backed securities	4,078	(152)	103,242	(19,859)	107,320	(20,011)

Asset backed securities	52,141	(2,691)	138,658	(13,336)	190,799	(16,027)

Collateralized debt obligations	17,087	(1,680)	99,164	(13,739)	116,251	(15,419)

Total bonds	505,919	(21,626)	2,998,231	(725,910)	3,504,150	(747,536)

Preferred stock	10,054	(336)	63,592	(11,956)	73,646	(12,292)

Total	$515,973	$(21,962)	$3,061,823	$(737,866)	$3,577,796	$(759,828)

At December 31, 2023

U.S. government and agencies	$7,802	$(80)	$367,859	$(101,986)	$375,661	$(102,066)

State and political subdivisions	19,201	(1,324)	54,569	(15,419)	73,770	(16,743)

Foreign sovereign	–	–	3,985	(283)	3,985	(283)

Corporate securities	159,885	(3,611)	2,442,350	(390,983)	2,602,235	(394,594)

Residential mortgage-backed securities	44,194	(1,109)	173,462	(51,967)	217,656	(53,076)

Commercial mortgage-backed securities	1,791	(29)	106,705	(20,806)	108,496	(20,835)

Asset backed securities	34,235	(1,829)	160,615	(17,776)	194,850	(19,605)

Collateralized debt obligations	61,376	(765)	120,331	(18,904)	181,707	(19,669)

Total bonds	328,484	(8,747)	3,429,876	(618,124)	3,758,360	(626,871)

Preferred stock	13,875	(511)	69,686	(15,601)	83,561	(16,112)

Total	$342,359	$(9,258)	$3,499,562	$(633,725)	$3,841,921	$(642,983)

Management regularly reviews (at least quarterly) the value of the Company’s investments. If the value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline in value. To make this determination for each security, the following is considered:

•	The length of time and extent to which the fair value has been below its cost;
•	The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential;
•	Management’s intent and ability to hold the security long enough for it to recover its value;
•	Valuation guidelines expressed in the applicable Statements of Statutory Accounting Principles;
•	Any downgrades of the security by a rating agency; and
•	Any reduction or elimination of dividends, or nonpayment of scheduled interest payments.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

Based on that analysis, management makes a judgment as to whether the loss is other-than-temporary. If the loss is other-than-temporary, an impairment charge is recorded within net realized capital gains (losses) in the statutory-basis statements of operations in the period the determination is made.

The Company recognized other-than-temporary impairments for the years ended December 31 as follows:

	2024	2023	2022

Bonds	$207	$1,109	$1,580

Preferred stock	–	5,425	–

Total	$207	$6,534	$1,580

Schedule	of Maturities

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2024, by contractual maturity, is as follows:

	Carrying Value	Fair Value

Due in one year or less	$61,206	$61,183

Due after one year through five years	493,372	482,914

Due after five years through ten years	713,384	644,389

Due after ten years through twenty years	796,426	694,141

Due after twenty years	2,004,396	1,582,044

Residential Mortgage-Backed Securities	317,623	254,745

Commercial Mortgage-Backed Securities	130,527	110,571

Asset-backed securities	243,215	228,495

Collateralized debt obligations	204,241	190,911

Total	$4,964,390	$4,249,393

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Mortgage Loans on Real Estate

The Company’s commercial mortgage loan (CML) portfolio is collateralized by a variety of commercial real estate property types located across the United States. The following table shows the geographic distribution of the commercial real estate exceeding 5% of the CML portfolio as of December 31:

Percentage of Loan Portfolio Carrying Value	2024	2023

New Jersey	19.2%	17.9%

California	16.8	15.2

New York	15.7	13.9

Utah	9.5	17.2

Oregon	9.5	8.7

Washington	6.4	5.8

Texas	5.9	5.5

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

The types of properties collateralizing the CMLs as of December 31, 2024 and 2023, are as follows:

Percentage of Loan Portfolio Carrying Value	2024	2023

Office buildings	30.7%	31.8%

Retail	26.2	23.6

Other	17.9	24.4

Industrial	14.5	11.6

Multi-family	10.2	8.6

Lodging	0.5	–

Total	100.0%	100.0%

The maximum percentage of any one loan to the value of security at December 31, 2024 and December 31, 2023, exclusive of insured, guaranteed, or purchase money mortgages, was 72.7% and 85.1%, respectively.

The contractual maturities of the CML portfolio as of December 31, 2024, are as follows:

	Carrying Value	Percent

2025	$141,083	42.2%

2026	48,418	14.5

2027	7,351	2.2

2028	3,767	1.1

2029	8,017	2.4

Thereafter	125,418	37.6

Total	$334,054	100.0%

No new commercial mortgage loans were originated in 2024. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over maximum loan which would be permitted by law on the land without the buildings. The Company’s recorded investment in mortgage loans totaled $334,054 and $376,670 as of December 31, 2024 and 2023, respectively, and consisted entirely of loans classified as “mortgage loans on real estate”. No interest rates were reduced on outstanding mortgage loans during 2024, 2023, and 2022. During 2024, 2023 and 2022, the Company incurred no impairments on mortgage loans.

The Company’s CML portfolio has been classified based on NAIC commercial mortgage loan ratings which are calculated based on loan-to-value and debt service coverage. The rating system classifies loans into the following categories: CM1 through CM7 with those rated CM1 having the highest ratings. Commercial mortgage loans rated CM1 though CM5 are performing. Commercial mortgage loans rated CM6 and CM7 are not performing. Classification of the Company’s mortgage loan portfolio as of December 31, 2024 is shown in the table below:

	Carrying Value	Percent

CM1—Very Good	$287,118	85.9%

CM2—Good	46,936	14.1

CM3—Acceptable	–	–

CM4—Potential weakness	–	–

CM5—Severe weakness	–	–

CM6—90+ days delinquent	–	–

CM7—In process of foreclosure	–	–

Total mortgage loans on real estate	$334,054	100.0%

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

Separately from the above designations, at least annually, the Company’s management evaluates various metrics of each loan, including, but not limited to, payment history, loan to value, debt service coverage, vacancy, and location. The portfolio is reviewed for other-than-temporary impairments quarterly.

At December 31, 2024 and 2023, the Company’s mortgage loan balances were classified as current.

Restricted Assets

Restricted assets (including pledged) consisted of bonds, cash and cash equivalents, which are recorded within Bonds and Cash, cash equivalents, and short-term investments, respectively, on the statutory-basis Balance Sheets. Restricted assets consisted of the following as of December 31:

	2024
Restricted Asset Category	Total Admitted from Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Assets

Collateral held under security lending agreements	$–	$–	$–	–%	–%

Letter stock or securities restricted as to sale—excluding FHLB capital stock	–	–	–	–	–

FHLB capital stock	–	985	985	–	–

On deposit with states	9,122	811	9,933	0.2	0.2

Collateral pledged for derivatives	–	–	–	–	–

Total restricted assets	$9,122	$1,796	$10,918	0.2%	0.2%

	2023
Restricted Asset Category	Total Admitted from Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Assets

Collateral held under security lending agreements	$–	$–	$–	–%	–%

Letter stock or securities restricted as to sale—excluding FHLB capital stock	–	–	–	–	–

On deposit with states	11,214	(2,092)	9,122	0.1	0.1

Collateral pledged for derivatives	–	–	–	–	–

Total restricted assets	$11,214	$(2,092)	$9,122	0.1%	0.1%

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

Collateral Loans

The carrying value of aggregate collateral loans, by qualifying investment collateral type, is summarized as follows:

2024
Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted

Cash, Cash Equivalents & ST Investments	$–	$–	$–

Bonds	–	–	–

Asset-Backed Securities	–	–	–

Preferred Stocks	–	–	–

Common Stocks	–	–	–

Real Estate	–	–	–

Mortgage Loans	–	–	–

Joint Ventures, Partnerships, LLC	22,111	22,111	–

Subsidiary, Affiliated and Controlled Entities	–	–	–

Other Qualifying Investments	–	–	–

Collateral Does not Qualify as an Investment	–	–	–

Total Collateral Loans	$22,111	$22,111	$–

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year Ended December 31
	2024	2023	2022

Investment income:

Bonds	$217,885	$238,106	$247,683

Preferred stock	7,710	6,841	6,267

Common stock	1,601	1,527	915

Commercial mortgage loans	14,831	14,109	15,569

Policy loans	2,095	1,500	1,917

Other invested assets	53,164	33,010	40,234

Derivatives	2,048	303	(1,782)

Cash, cash equivalents and short-term investments	3,648	5,834	1,471

Total investment income	302,982	301,230	312,274

Investment expenses	7,822	8,140	8,477

Net investment income	$295,160	$293,090	$303,797

Due and accrued investment income is excluded from surplus when amounts are over 90 days past due. All due and accrued investment income deemed uncollectible is written off in the period it is determined to be uncollectible.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

The following table shows the gross, nonadmitted and admitted amounts for interest income due and accrued.

	Year Ended December 31
	2024	2023

Gross	$46,653	$48,341

Nonadmitted	161	446

Admitted	$46,492	$47,895

Interest included in due and accrued investment income that has been deferred past the originally scheduled payment date without being past due under the agreement terms at December 31, 2024 and 2023, were $1,148 and $47.

The cumulative amount of paid-in-kind interest included in the bonds balance as of December 31, 2024 and 2023 were $15,978 and $9,490.

Net Realized Gains and Losses

Net realized capital gains and losses from investment securities including calls consisted of the following:

	Year Ended December 31
	2024	2023	2022

Bonds:

Gross realized capital gains	$27,953	$18,637	$27,769

Gross realized capital losses	(8,223)	(37,288)	(135,106)

Total bonds	19,730	(18,651)	(107,337)

Preferred stock

Gross realized capital gains	136	59	94

Gross realized capital losses	(793)	(6,638)	(1,212)

Total preferred stock	(657)	(6,579)	(1,118)

Common stock

Gross realized capital gains	183	7	3

Gross realized capital losses	191	(361)	–

Total common stock	374	(354)	3

Commercial mortgage loans

Gross realized capital gains	(9)	360	1

Gross realized capital losses	(51)	–	(1)

Total commercial mortgage loans	(60)	360	–

Other invested assets

Gross realized capital gains	(28)	204	595

Gross realized capital losses	(22)	(19)	(12)

Total other invested assets	(50)	185	583

Cash, cash equivalents and short-term investments

Gross realized capital gains	12	–	479

Gross realized capital losses	–	–	(523)

Total cash, cash equivalents and short-term investments	12	–	(44)

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

	Year Ended December 31
	2024	2023	2022

Realized capital gains (losses) before federal income taxes and transfer for IMR	$19,349	$(25,039)	$(107,913)

Amount transferred to IMR	(17,567)	14,059	79,889

Federal income tax expense	(165)	–	19,678

Net realized capital gains (losses)	$1,617	$(10,980)	$(8,346)

Proceeds from sales of bonds were $386,393, $509,200, and $2,521,199 in 2024, 2023, and 2022, respectively. Gross gains of $6,654, $18,637, and $27,769 and gross losses of $8,016, $27,992, and $133,527 were realized on sales of bonds in 2024, 2023, and 2022, respectively.

Credit Risk Concentration

The Company had investments in thirteen corporate entities that exceeded 10% of capital and surplus at December 31, 2024.

3.	Derivative Instruments

Derivative financial instruments utilized by the Company during 2024 and 2023 included index option contracts. The Company uses derivatives for risk reduction. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations, and foreign currency fluctuations. All of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-accounting hedge derivative financial instrument on at least a quarterly basis. The Company does not use derivatives for speculative purposes.

The following tables summarize the notional amount, fair value and statement value of the Company’s derivative financial instruments, including those with off-balance-sheet risk as of December 31:

	2024
	Notional Amount		Fair Value		Carrying Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

Options	$82,830	$88,065	$10,585	$6,562	$10,585	$6,562

Total	$82,830	$88,065	$10,585	$6,562	$10,585	$6,562

	2023
	Notional Amount		Fair Value		Carrying Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

Options	$80,098	$85,250	$11,453	$7,318	$11,453	$7,318

Total	$80,098	$85,250	$11,453	$7,318	$11,453	$7,318

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

3.	Derivative Instruments (continued)

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential gain or loss on these agreements.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the statement value of over-the-counter derivative contracts with a positive statement value at the reporting date.

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Options

Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option’s notional amount. When the Company purchases and writes (sells) option contracts at specific prices, a premium is calculated for the right, but not the obligation, to buy/sell the value of an underlying index at a stated price on or before the expiration date of the option. The amount of premium calculated is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. Premiums are paid or received in cash at either the inception of the purchase/sale of the contract or throughout the life of the contract depending on the agreement with the counterparties and brokers. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract (strike price). Purchased and written put and call index option contracts are cash settled upon exercise. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums incurred when purchasing option contracts are reported as a derivative asset and premiums received when writing option contracts are reported as a derivative liability.

The Company purchases and writes option contracts to hedge the equity exposure contained in equity indexed life product contracts that offer equity returns to contractholders. The associated acquisition costs are presented within investment activities within the statutory-basis statements of cash flows. The purchased and written option contracts are accounted for as non-accounting hedges.

The change in the fair value of purchased/written option contracts is reported through changes in capital and surplus, with an adjustment to derivative assets/liabilities. The realized gain or loss on the cash settled exercise of a purchased/written index option contract is reported in net investment income. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported in net investment income and the corresponding asset/liability previously recorded is reversed. The Company entered into option contracts which required the payment/receipt of premiums at either the inception of the contract or throughout

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

3.	Derivative Instruments (continued)

the life of the contract, depending on the agreement with counterparties and brokers. Proceeds associated with the sale of purchased/written option contracts are presented within investment activities within the statutory-basis statements of cash flows.

In general, the collateral pledged by the Company is in the custody of a counterparty or an exchange. However, the Company has access to this collateral at any time, subject to replacement. For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2024 and 2023, the Company did not pledge any securities in the form of margin deposits.

The Company pledges or obtains collateral for over-the-counter derivative transactions when certain predetermined exposure limits are exceeded. As of December 31, 2024 and 2023, counterparties didn’t pledge any cash collateral to the Company, and the Company didn’t pledge any cash to counterparties.

4.	Fair Values

The Company determines the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The valuation methodologies used to determine the fair values of financial assets and liabilities reflect market-participant assumptions and prioritize observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and, where appropriate, risk margins.

The Company has categorized its financial assets and liabilities based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Fair value of financial assets and liabilities are categorized as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in an active market. The types of financial investments included in Level 1 are listed equities, money market funds, U.S. Treasury Securities, and non-interest-bearing cash.

Level 2 Pricing inputs other than quoted prices in active markets which are either directly or indirectly observable as of the reporting date, and fair value determined through the use of models or other valuation methods. Such inputs may include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active, and observable yields and spreads in the market. Level 2 valuations may be obtained from independent sources for identical or comparable assets or through the use of valuation methodologies using observable market-corroborated inputs. Prices from third party pricing services are

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

4.	Fair Values (continued)

validated through analytical reviews. Financial instruments in this category include publicly traded issues such as U.S. and foreign corporate securities, and residential and commercial mortgage-backed securities, among others.

Level 3 Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability. Market standard techniques for determining the estimated fair value of certain securities that trade infrequently may rely on inputs that are not observable in the market or cannot be derived from or corroborated by market observable data. Prices are determined using valuation methodologies such as discounted cash flow models and other techniques. Management believes these inputs are consistent with what other market participants would use when pricing similar assets.

The Company has a limited number of assets and liabilities that are measured and reported at fair value in the statutory-basis balance sheets.

The Company owns a limited number of corporate bonds, preferred stock, and hybrid securities that are in or near default and, as such, are rated 6 by the NAIC. These securities are required to be reported at the lower of fair value or amortized cost. The fair values of these publicly-traded securities are based on quoted market prices from widely used pricing sources such as ICE Data Services\Interactive Data Corp (IDC) or Refinitiv (formerly known as Reuters\EJV), and also may be obtained from independent third-party dealers. These securities would fall within Level 2 of the fair value hierarchy.

The following tables present the carrying values and fair values of the Company’s financial instruments, excluding investments carried on equity method basis, at December 31:

	2024
	Carrying Value	Fair Value	Level 1	Level 2	Level 3

Financial assets:

Bonds	$4,964,390	$4,249,393	$157,156	$3,666,190	$426,047

Preferred stock	121,794	121,272	–	88,476	32,796

Common stock	12,703	12,703	43	985	11,675

Cash, cash equivalents and short term investments	143,461	146,685	146,685	–	–

Commercial mortgage loans	334,054	307,449	–	–	307,449

Policy loans	29,163	29,254	–	–	29,254

Derivatives	10,585	10,585	–	10,585	–

Other invested assets	164,709	156,252	–	90,245	66,007

Separate account assets	365,211	365,211	259,732	103,397	2,082

Financial liabilities:

Separate account liabilities	365,211	365,211	259,732	103,397	2,082

Deposit-type contracts	26,926	18,507	–	–	18,507

Derivatives	6,562	6,562	–	6,562	–

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

4.	Fair Values (continued)

	2023
	Carrying Value	Fair Value	Level 1	Level 2	Level 3

Financial assets:

Bonds	$5,148,046	$4,575,542	$182,442	$4,047,286	$345,814

Preferred stock	131,198	130,482	–	97,395	33,087

Common stock	11,676	11,676	–	–	11,676

Cash, cash equivalents and short term investments	135,461	138,723	138,723	–	–

Commercial mortgage loans	376,670	352,396	–	–	352,396

Policy loans	28,380	28,574	–	–	28,574

Derivatives	11,453	11,453	–	11,453	–

Other invested assets	153,463	148,453	–	80,100	68,353

Separate account assets	353,751	353,751	253,797	97,893	2,061

Financial liabilities:

Separate account liabilities	353,751	353,751	253,797	97,893	2,061

Deposit-type contracts	25,789	18,403	–	–	18,403

Derivatives	7,318	7,318	–	7,318	–

The following methods and assumptions were used by the Company in estimating the fair value of financial instruments in the accompanying statutory-basis financial statements and notes thereto:

Cash, Cash Equivalents, and Short-Term Investments

The carrying amounts reported in the accompanying statutory-basis balance sheets for these financial instruments approximate their fair values due to the short-term maturities of these instruments.

Derivatives

Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical or similar instruments in markets that are active.

Investment Securities

Fair values for investment securities are based on market prices, or in the absence of published unit prices, or when amortized cost is used as the unit price, quoted market prices by other third-party organizations, where available. In some cases, such as private placements and certain mortgage-backed and asset backed securities, fair values are based on discounted expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Certain investments are measured utilizing net asset value (NAV) as a practical expedient to determine fair value. Common stock measured and reported at NAV are generally not redeemable with the issuing corporation and cannot be sold without approval of the managing members. Certain preferred stock, which do not have readily determinable fair values, and are investments in investment companies are measured utilizing NAV as a practical expedient.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

4.	Fair Values (continued)

Commercial Mortgage Loans

Fair values were determined by discounting expected cash flows based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics were aggregated in the calculations.

Other Invested Assets

Other invested assets are comprised of surplus debentures, residual equity tranches of certain LLC investments, and collateral loans. Surplus debentures are similar to corporate securities. The fair values of surplus debentures are primarily based on prices obtained from independent pricing services or may be obtained from independent third-party dealers in the absence of quoted market prices. Collateral loans are valued at the lesser of par or recovery value. Collateral loans may also have an equity component as part of the funding vehicle structure. For the residual equity tranches, expected cash flows to the equity component are valued using a net present value calculation. The discount rates are internal rates of return that are calibrated to reflect market conditions and company-specific risks.

Separate Accounts

The fair value of the assets of the Separate Accounts in Level 1 are based on actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets the Company can access.

Modified guaranteed annuity (MGA) products, in Level 2, may be supported by corporate bonds, including those that are privately placed, residential mortgage backed securities (RMBS), ABS and cash equivalents. The primary inputs to the valuation for public corporate bonds and cash equivalents include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, and credit spreads. Privately placed corporate bonds are valued using a discounted cash flow model that uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. The primary inputs to the valuation for RMBS and ABS include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance, and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

The majority of these assets are corporate and mortgage-backed securities included in Level 2 of the fair value hierarchy.

Policy Loans

Policy loans typically carry an interest rate that is tied to the crediting rate applied to the related policy, and contract reserves, which approximates fair value.

Deposit-Type Liabilities

Fair values for the Company’s deposit-type liabilities are estimated using discounted cash flow calculations using interest rates equal to the risk-free rate plus a credit spread based on the Company’s credit rating.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

4.	Fair Values (continued)

The assets and liabilities held and reported at fair value at December 31, 2024, comprise the following:

	Level 1	Level 2	Level 3	Total

Assets at fair value

Bonds	$–	$55	$–	$55

Preferred stock	–	83,973	32,796	116,769

Common stock	43	985	11,675	12,703

Derivative assets	–	10,585	–	10,585

Other invested assets	–	–	–	–

Separate account assets	259,732	103,397	2,082	365,211

Total assets at fair value	$259,775	$198,995	$46,553	$505,323

Liabilities at fair value

Derivative liabilities	$–	$6,562	$–	$6,562

Separate account liabilities	259,732	103,397	2,082	365,211

Total liabilities at fair value	$259,732	$109,959	$2,082	$371,773

The assets and liabilities held and reported at fair value at December 31, 2023, comprise the following:

	Level 1	Level 2	Level 3	Total

Assets at fair value

Bonds	$–	$956	$–	$956

Preferred stock	–	88,729	33,087	121,816

Common stock	–	–	11,675	11,675

Derivative assets	–	11,453	–	11,453

Other invested assets	–	–	–	–

Separate account assets	253,797	97,893	2,061	353,751

Total assets at fair value	$253,797	$199,031	$46,823	$499,651

Liabilities at fair value

Derivative liabilities	$–	$7,318	$–	$7,318

Separate account liabilities	253,797	97,893	2,061	353,751

Total liabilities at fair value	$253,797	$105,211	$2,061	$361,069

The Company obtains Level 3 fair value measurements from independent, third-party pricing sources. The Company does not develop the significant inputs used to measure the fair value of these assets, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are nonbinding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as the Company does not adjust broker quotes when used as the fair value measurement for an asset or liability.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

4.	Fair Values (continued)

The following tables present the roll forward of Level 3 assets and liabilities measured and reported at fair value:

	Common stock	Preferred stock	Other invested assets	Separate accounts assets	Total assets and liabilities

Beginning balance as of January 1, 2024	$11,675	$33,087	$–	$2,061	$46,823

Transfers into Level 3	–	–	–	–	–

Transfers out of Level 3	–	–	–	–	–

Totals gains and (losses) included in net income	–	–	–	–	–

Total gains (losses) included in surplus	–	(291)	–	(37)	(328)

Purchases	–	–	–	307	307

Issuances	–	–	–	–	–

Sales	–	–	–	–	–

Settlements	–	–	–	(249)	(249)

Ending balance as of December 31, 2024	$11,675	$32,796	$–	$2,082	$46,553

	Common stock	Derivatives, net	Other invested assets	Separate accounts assets	Total assets and liabilities

Beginning balance as of January 1, 2023	$11,648	$–	$25	$1,089	$12,762

Transfers into Level 3	–	–	–	–	–

Transfers out of Level 3	–	–	–	–	–

Totals gains and (losses) included in net income	–	–	160	1	161

Total gains (losses) included in surplus	(178)	587	15	33	457

Purchases	205	32,500	–	1,186	33,891

Issuances	–	–	–	–	–

Sales	–	–	(200)	–	(200)

Settlements	–	–	–	(248)	(248)

Ending balance as of December 31, 2023	$11,675	$33,087	$–	$2,061	$46,823

5.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

The Company has various reinsurance agreements with non-affiliated third parties that enable it to limit the amount of exposure to any single insured.

The Company has the following reinsurance agreements with affiliated companies:

At December 31, 2024, the Company has a reinsurance agreement with WRAC, through which it cedes 100% of an in-force block of individual life policies on a coinsurance basis, effective January 1, 2012. Under this treaty, the company ceded $236,587 and $242,043 of policy and contract liabilities as of December 31, 2024 and 2023, respectively. The Company recorded $1,497 of reinsurance balances recoverable at December 31,

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

5.	Reinsurance (continued)

2024 and $853 of other amounts payable on reinsurance at December 31, 2023, related to quarterly activity which the Company generally expects to settle within ninety days of year-end.

At December 31, 2024, the Company has a reinsurance agreement with WRAC, through which it cedes 50% of an in-force block of life policies and 100% of an in-force block of payout annuity policies on a coinsurance funds withheld basis, effective October 1, 2021. Under this treaty, the company recorded $3,885,650 and $3,925,244 of funds held under reinsurance as of December 31, 2024 and 2023, respectively. The Company also recorded $8,580 and $11,289 of other amounts payable on reinsurance at December 31, 2024 and 2023, respectively, related to quarterly activity which the Company generally expects to settle within ninety days of year-end.

Effective January 1, 2022, the October 1, 2021 agreement with WRAC was amended to include a provision for changes in nonadmitted IMR related to the funds withheld portfolio. As a result of this amendment, the Company recorded an initial increase in special surplus funds of $58,954 in 2022 as a component of change in surplus as a result of reinsurance. During 2024 and 2023 surplus decreased $6,753 and $5,724, respectively, related to the amendment.

The effects of reinsurance on life and accident & health premiums written and earned for the years ended December 31 are as follows:

	Written and Earned
	2024	2023	2022

Direct premiums	$194,704	$164,916	$212,696

Assumed premiums	1,595	1,332	1,458

Ceded premiums:

Affiliates	(78,757)	(63,907)	(79,571)

Non-affiliates	(34,339)	(41,130)	(54,711)

Net premiums	$83,203	$61,211	$79,872

The Company’s ceded reinsurance arrangements reduced certain other items in the accompanying financial statements as of and for the year ended by the following amounts:

	2024	2023	2022

Benefits paid or provided:

Affiliates	$203,961	$386,425	$215,149

Non-affiliates	52,550	61,055	51,398

Total benefits paid or provided	$256,511	$447,480	$266,547

Policy and contract liabilities:

Affiliates	$34,629	$30,768	$16,617

Non-affiliates	11,643	12,203	10,616

Total policy and contract liabilities	$46,272	$42,971	$27,233

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

5.	Reinsurance (continued)

The in-force related to the above is reduced by reinsurance arrangements ceded to affiliates and nonaffiliates as follows:

	2024	2023

Inforce:

Affiliates	$14,335,675	$15,745,483

Non-affiliates	7,058,832	8,657,898

Total inforce	$21,394,507	$24,403,381

Reinsurance treaties do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. Consequently, allowances would be established for amounts deemed uncollectible. During 2024, no allowances were deemed necessary. During 2023, the Company recorded the effects of the Scottish Re US Inc. Liquidation and Injunction Order described below. No other allowances were deemed necessary.

The Company regularly evaluates the financial condition of its reinsurers. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

The Company did not have any reinsurance contracts with risk-limiting features for the year ended December 31, 2024 or 2023.

Scottish Re

Scottish Re US Inc., a Delaware domiciled life and health reinsurer (Scottish Re), ceased writing new business in 2008. The blocks of reinsurance were managed under the terms of the treaties until continued deterioration of their financial condition forced Scottish Re into receivership in March 2019. On July 6, 2023, the Scottish Re Board of Directors unanimously consented to the entry of a Liquidation Order and waived formal service and hearing on the Motion. The Court issued a Liquidation and Injunction Order on July 18, 2023. Following that order, all reinsurance treaties with Scottish Re were cancelled effective September 30, 2023.

Following guidance issued by the NAIC under INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, the Company impaired the outstanding paid claim recoverables and asset transfer receivable. As of December 31, 2024 and 2023, the impaired claim recoverables was reported as an admitted asset. The impaired asset transfer receivable was reported as a nonadmitted asset. The write-off associated with these impairments during 2023 were $940 for the claim recoverable and $193 for the asset transfer receivable. There were no additional write-offs during 2024.

The Company’s retained reserves increased $2,290 during 2023 relative to the commutation of Scottish Re treaties described above.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

6.	Federal Income Taxes

WRAC, along with its life insurance subsidiaries, files a consolidated federal income tax return. Companies included in the consolidated return are as follows:

•	Wilton Reassurance Company
•	Wilton Reassurance Life Company of New York
•	Texas Life Insurance Company
•	Wilcac Life Insurance Company
•	Redding Reassurance Company 3, LLC
•	Redding Reassurance Company 4, LLC

The method of allocation among the companies is subject to a written agreement approved by the Board of Directors. Allocation is based upon the separate return calculations with credit for net losses granted when utilized on a separate company basis or in consolidation.

Inter-company tax balances may be settled quarterly as the Company makes payments to, or receives payments from, WRAC for the amount the Company would have paid to, or received from, the Internal Revenue Service (IRS) had it not been a member of the consolidated tax group. The separate company provisions and payments are computed using the tax elections made by WRAC.

Pursuant to NY Circular Letter No. 1979-33 (December 20, 1979), in order to help assure the Company’s enforceable right to recoup federal income taxes in the event of future net losses, the Department has required that an escrow account consisting of assets eligible as an investment for the Company be established and maintained by its parent in an amount equal to the excess of the amount paid by the domestic insurer to the parent for federal income taxes over the actual payment made by the parent to the IRS. Escrow assets may be released to WRAC from the escrow account at such time as the permissible period for loss carrybacks has elapsed. The Company and WRAC established the required escrow agreement effective October 1, 2007. The escrow balance was $11,708 and $6,331 at December 31, 2024 and 2023, respectively.

The components of the net deferred tax assets (liabilities) at December 31 are as follows:

	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$70,527	$237	$70,764	$62,034	$45,322	$107,356

Statutory valuation allowance	–	–	–	–	–	–

Adjusted gross deferred tax assets	70,527	237	70,764	62,034	45,322	107,356

Deferred tax assets nonadmitted	–	–	–	–	–	–

Subtotal net admitted deferred tax assets	70,527	237	70,764	62,034	45,322	107,356

Deferred tax liabilities	36,526	16,608	53,134	23,654	61,372	85,026

Net deferred tax assets (liabilities)	$34,001	$(16,371)	$17,630	$38,380	$(16,050)	$22,330

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

6.	Federal Income Taxes (continued)

	Change During 2024
	Ordinary	Capital	Total

Gross deferred tax assets	$8,493	$(45,085)	$(36,592)

Statutory valuation allowance	–	–	–

Adjusted gross deferred tax assets	8,493	(45,085)	(36,592)

Deferred tax assets nonadmitted	–	–	–

Subtotal net admitted deferred tax assets	8,493	(45,085)	(36,592)

Deferred tax liabilities	12,872	(44,764)	(31,892)

Net deferred tax assets (liabilities)	$(4,379)	$(321)	$(4,700)

The amount of adjusted gross deferred tax assets admitted under SSAP No. 101 is as follows:

	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$–	$–	$–	$–	$–	$–
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation	17,630	–	17,630	22,330	–	22,330
i. Adjusted gross deferred tax assets expected to be realized following balance sheet date	17,630	–	17,630	22,330	–	22,330
ii. Adjusted gross tax assets allowed limitation threshold	– 43,072	–	43,072	44,050	–	44,050
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	52,897	16,608	69,505	23,654	61,372	85,026

(d) Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))	$70,527	$16,608	$87,135	$45,984	$61,372	$107,356

				Change
				Ordinary	Capital	Total

(a) Federal income taxes paid in prior years loss carrybacks				$–	$–	$–
(b) Adjusted gross deferred tax assets expected to (excluding the amount of deferred tax assets from after application of the threshold limitation				(4,700)	–	(4,700)
i. Adjusted gross deferred tax assets expected to following balance sheet date				(4,700)	–	(4,700)
ii. Adjusted gross tax assets allowed limitation threshold				(978)	–	(978)
(c) Adjusted gross deferred tax assets (excluding deferred tax assets from (a) and (b) above) gross deferred tax liabilities				29,243	(44,764)	(15,521)

(d) Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))				$24,543	$(44,764)	$(20,221)

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

6.	Federal Income Taxes (continued)

Other admissibility criteria are as follows:

Description	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	1,122.1%	1,017.8%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b) above	$287,805	$289,345

The Company’s tax planning strategies do not include the use of reinsurance.

The Company does not currently employ tax planning strategies to recognize the admission of deferred tax assets.

There are no temporary differences for which a deferred tax liability has not been established.

Current income taxes incurred consist of the following:

	2024	2023	2022

Current income tax (benefit) expense	$13,560	$11,091	$18,675

Return to provision true-up	(5,640)	7,265	–

Current income tax (benefit) expense incurred from operations	7,920	18,356	18,675

Current income tax (benefit) expense on realized gains and losses	165	–	(19,678)

Total current income tax (benefit) expense	$8,086	$18,356	$(1,003)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31 are as follows:

	2024	2023	Change	Character

Deferred tax assets:

Insurance reserves	$37,349	$32,595	$4,754	Ordinary

Deferred acquisition costs	13,694	10,975	2,719	Ordinary

Net Operating Losses	12,723	12,723	–	Ordinary

Compensation	6,175	5,352	823	Ordinary

Investments	237	45,322	(45,085)	Capital

Other	586	389	197	Ordinary

Total deferred tax assets	70,764	107,356	(36,592)

Non-admitted deferred tax assets	–	–	–

Admitted deferred tax assets	70,764	107,356	(36,592)

Deferred tax liabilities:

Premium receivable	408	408	–	Ordinary

Investments-capital	16,608	61,372	(44,764)	Capital

Investments-ordinary	36,118	23,246	12,872	Ordinary

Total deferred tax liabilities	53,134	85,026	(31,892)

Net admitted deferred tax asset (liabilities)	$17,630	$22,330	$(4,700)

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

6.	Federal Income Taxes (continued)

The change in net deferred income taxes including the tax effect of unrealized gains consists of the following:

	2024	2023	Change

Total deferred tax assets	$70,764	$107,356	$(36,592)

Total deferred tax liabilities	53,134	85,026	(31,892)

Net deferred tax assets (liabilities)	$17,630	$22,330	$(4,700)

Tax effect on unrealized gains	8,012	7,380	632

Change in net deferred income tax			$(4,068)

The total statutory income tax is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes. Items causing these differences are as follows:

	Year Ended December 31
	2024	2023	2022

Provisions computed at statutory rate	$7,764	$14,686	$8,755

IMR	5,663	(1,111)	(21,533)

Dividend received deduction	(574)	(518)	(442)

Ceding commission in surplus	(307)	(365)	(442)

Other	(393)	(1,530)	(1,934)

Total statutory income taxes	$12,153	$11,162	$(15,596)

Federal income tax incurred	$8,085	$18,356	$(1,003)

Change in net deferred income taxes	4,068	(7,194)	(14,593)

Total statutory income taxes	$12,153	$11,162	$(15,596)

At December 31, 2024, the Company has an operating loss of $60,586, which does not have an expiration date and can be carried forward indefinitely. In addition, the Company has capital loss of $1,131 eligible for carryforward which will begin to expire after tax year 2028.

The Inflation Reduction Act enacted the Corporate Alternative Minimum Tax (CAMT) on August 16, 2022. For applicable corporations that report over $1 billion in profits to shareholders, the act includes a 15% CAMT based on net income. As of December 31, 2024 and December 31, 2023, the Company did not meet the average “adjusted financial statement income” threshold for CAMT purposes. As such, the Company was a non-applicable reporting entity and not subject to CAMT in 2024 and 2023, respectively.

The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2024 and 2023.

The 2021–2023 tax years are open and subject to examination by the IRS.

7.	Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2024 and 2023, the Company exceeded the RBC requirements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

7.	Capital and Surplus (continued)

The Company is subject to statutory regulations of the State of New York. Under these regulations, the maximum amount of dividends which can be paid by a company to shareholders in any twelve month period without prior approval of the Department is restricted to the greater of 10% of surplus to policyholders as of the immediately preceding calendar year or net income less realized gains of the preceding year, which may be further limited. Dividends may be paid by the Company only from earned surplus. The Company can pay dividends of $30,544 in 2025 without prior regulatory approval. The Company must obtain prior approval from the Department on proposed dividend distributions in excess of the aforementioned limitations (i.e., an extraordinary dividend distribution).

The Company declared an ordinary dividend of $37,000 on December 3, 2024 and was paid on December 17, 2024. The Department acknowledged receipt of intention to pay the dividend on December 10, 2024. As this was an ordinary dividend, no approval was required. The dividend was paid out of unassigned funds.

The Company declared an ordinary dividend of $8,500 on November 29, 2023, approved by the Department on December 6, 2023, and was paid on December 16, 2023.

The Company declared no ordinary dividends to its stockholder in 2022. The Company declared an extraordinary dividend of $74,000 on December 13, 2022, approved by the Department on December 13, 2022, and paid cash to WRAC on December 15, 2022. The extraordinary dividend was recorded as a return of capital.

The components contributing to the cumulative increase or (reduction) of unassigned surplus as of December 31 were as follows:

	2024	2023

Nonadmitted assets	$(52,568)	$(80,688)

AVR	(113,974)	(97,293)

Net unrealized capital gains (losses) less capital gains tax	28,295	25,916

Unauthorized reinsurance provision	(2,009)	(2,349)

Change in surplus as a result of reinsurance—Unamortized gain	7,293	8,755

Change in surplus as a result of reinsurance—Nonadmitted IMR	46,478	53,231

8.	Related-Party Transactions

Reinsurance transactions

See disclosures included in Note 5 concerning certain inter-affiliate reinsurance transactions.

Services Agreement

Through the Services Agreement, Wilton Re Services provides certain accounting, actuarial and administrative services to the Company. Expenses incurred relating to this agreement amounted to $10,767, $10,264, and $7,845 for the years ended December 31, 2024, 2023 and 2022, respectively, and are recorded within general insurance expenses in the statutory-basis statements of operations.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

8.	Related-Party Transactions (continued)

The Company reported amounts receivable from and payable to its affiliate, Wilton Re Services, of $325 and $3,341 at December 31, 2024 and 2023, respectively.

Under the Services Agreement, the Company incurs charges related to employee compensation which includes a Long-Term Incentive Program (LTIP), an Equity Incentive Program (EIP) and an Equity Participation Plan (EPP). These incentive programs vest over varying periods of time between one and four years, after which final unit values are determined based on actual performance. The Company has been allocated a share of the expense with the payable for these incentive programs carried as a component of general expenses due or accrued. Once the vesting period is complete and the incentive awards are paid, the Company’s payable will be settled with Wilton Re Services. At December 31, 2024 and 2023, included within accounts payable and general expenses due and accrued in the statutory-basis balance sheets, is the Company’s payable of $26,698 and $22,304, respectively, resulting in incurred expenses of $9,408, $11,688, and $7,682 for the years ended December 31, 2024, 2023, and 2022, respectively.

The Company settled $5,014, $4,383, and $3,206 with Wilton Re Services related to vested awards paid on April 12, 2024, April 14, 2023, and March 14, 2022 respectively.

Investment Transactions

In a series of transactions that occurred on September 29, 2023 and October 2, 2023, limited partnership investments with a statement value and market value of $155,193 were transferred from WRAC to the Company in exchange for cash of the same amount.

Wilton Re Distributors LLC

During 2024, the Company entered into a Principal Underwriting Agreement with its affiliate, Wilton Re Distributors LLC (WDLC). Under the agreement, WDLC serves in a limited role whose principal purpose is to provide broker-dealer services for the closed block pursuant to the selling agreements. The Company agrees to assume on behalf of WDLC the responsibility for the processing and payment of trail commissions. The Company pays WDLC a fee equal to all expenses, direct and indirect. As of December 31, 2024, expenses incurred related to this agreement amounted to $612. At December 31, 2024, the Company recorded a payable to WDLC of $99.

9.	Commitments and Contingencies

Funding of Investments

The Company’s commitments to limited partnerships as of December 31, 2024, are presented in the following table:

	2024
	Commitment	Unfunded

Limitedp artnerships	$823,485	$186,158

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

9.	Commitments and Contingencies (continued)

The Company anticipates that the majority of its current limited partnership commitments will be invested over the next five years; however, these commitments could become due at any time at the request of the counterparties.

Legal Proceedings

In the normal course of business, the Company is occasionally involved in litigation, principally from claims made under insurance policies and contracts. The ultimate disposition of such litigation is not expected to have a material adverse effect on the Company’s financial condition, liquidity or results of operations.

10.	Reserves

The Company’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions at December 31, are summarized as follows:

	2024		2023
A. Individual Annuities	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:

With fair value adjustment	$62,758	1.8%	$82,866	2.3%

At book value less current surrender charge of 5% or more	1,164	–	499	–

At fair value	148,766	4.3	149,682	4.1

Total with adjustment or at market value	212,688	6.2	233,047	6.4

At book value without adjustment (minimum or no charge or adjustment)	975,694	28.4	1,171,020	32.1

Not subject to discretionary withdrawal	2,249,683	65.4	2,241,770	61.5

Total annuity reserves and deposit fund liabilities – before reinsurance	3,438,065	100.0%	3,645,837	100.0%

Less reinsurance ceded	2,242,039		2,250,319

Net annuity reserves and deposit fund liabilities	$1,196,026		$1,395,518

	2024		2023
B. Group Annuities	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:

With fair value adjustment	$18,854	7.7%	$20,713	7.6%

At book value less current surrender charge of 5% or more	1,570	0.6	1,494	0.5

At fair value	76,227	31.2	71,594	26.3

Total with adjustment or at market value	96,651	39.5	93,801	34.4

At book value without adjustment (minimum or no charge or adjustment)	139,085	56.8	169,157	62.0

Not subject to discretionary withdrawal	8,953	3.7	9,770	3.6

Total annuity reserves and deposit fund liabilities – before reinsurance	244,689	100.0%	272,728	100.0%

Less reinsurance ceded	65,389		77,258

Net annuity reserves and deposit fund liabilities	$179,300		$195,470

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

10.	Reserves (continued)

	2024		2023

C. Deposit—Type Contracts (No Life Contingencies)	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:

With fair value adjustment	$–	–%	$–	–%

At book value less current surrender charge of 5% or more	–	–	–	–

At fair value	5	–	7	–

Total with adjustment or at market value	5	–	7	–

At book value without adjustment (minimum or no charge or adjustment)	–	–	–	–

Not subject to discretionary withdrawal	378,592	100.0	413,631	100.0

Total annuity reserves and deposit fund liabilities – before reinsurance	378,597	100.0%	413,638	100.0%

Less reinsurance ceded	351,521		387,849

Net annuity reserves and deposit fund liabilities	$27,076		$25,789

Of the total net annuity reserves and deposit fund liabilities of $1,402,404 and $1,616,777 at December 31, 2024 and 2023, respectively, $1,113,589 and $1,310,684 is included in the general account and $288,815 and $306,093 is included in the separate account, respectively.

The Company’s life reserves that are subject to discretionary withdrawal, surrender values, or policy loans and not subject to discretionary withdrawal or no cash value provisions at December 31 are summarized as follows:

	2024			2023
A. General Account	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term policies with cash value	$–	$17,993	$20,913	$–	$18,629	$21,537
b. Universal life	566,220	574,307	608,955	603,561	610,582	646,347
c. Universal life with secondary guarantees	360,597	311,024	569,001	356,196	302,204	542,599
d. Indexed universal life	–	–	–	–	–	–
e. Indexed universal life with secondary guarantees	77,723	57,129	62,067	73,912	51,705	57,270
f. Indexed life	–	–	–	–	–	–
g. Other permanent cash value life insurance	–	7,325	8,967	–	7,422	9,165
h. Variable life	–	–	–	–	–	–
i. Variable universal life	2,125	2,095	2,117	2,675	2,637	2,175
j. Miscellaneous reserves	–	64,756	110,611	–	68,957	105,409

(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without cash value	XXX	XXX	363,208	XXX	XXX	396,134
b. Accidental death benefits	XXX	XXX	138	XXX	XXX	170

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

10.	Reserves (continued)

	2024			2023
A. General Account	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
c. Disability—active lives	$ XXX	$ XXX	$6,771	$ XXX	$ XXX	$6,859
d. Disability—disabled lives	XXX	XXX	21,827	XXX	XXX	20,873
e. Miscellaneous reserves	XXX	XXX	972,330	XXX	XXX	953,680

(3) Total (gross: direct + assumed)	1,006,665	1,034,629	2,746,905	1,036,344	1,062,136	2,762,218

(4) Reinsurance ceded	562,183	573,017	1,851,159	581,437	590,795	1,870,374

(5) Total (net) (3) - (4)	$444,482	$461,612	$895,746	$454,907	$471,341	$891,844

	2024			2023
B. Separate Account Guaranteed	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term policies with cash value	$–	$–	$–	$–	$–	$–
b. Universal life	–	–	–	–	–	–
c. Universal life with secondary guarantees	–	–	–	–	–	–
d. Indexed universal life	–	–	–	–	–	–
e. Indexed universal life with secondary guarantees	–	–	–	–	–	–
f. Indexed life	–	–	–	–	–	–
g. Other permanent cash value life insurance	–	–	–	–	–	–
h. Variable life	–	–	–	–	–	–
i. Variable universal life	–	–	–	–	–	–
j. Miscellaneous reserves	–	–	–	–	–	–

(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without cash value	XXX	XXX	–	XXX	XXX	XXX
b. Accidental death benefits	XXX	XXX	–	XXX	XXX	XXX
c. Disability—active lives	XXX	XXX	–	XXX	XXX	XXX
d. Disability—disabled lives	XXX	XXX	–	XXX	XXX	XXX
e. Miscellaneous reserves	XXX	XXX	–	XXX	XXX	XXX

(3) Total (gross: direct + assumed)	–	–	–	–	–	–

(4) Reinsurance ceded	–	–	–	–	–	–

(5) Total (net) (3) - (4)	$–	$–	$–	$–	$–	$–

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

10.	Reserves (continued)

	2024			2023
C. Separate Account Nonguaranteed	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term policies with cash value	$–	$–	$–	$–	$–	$–
b. Universal life	–	–	–	–	–	–
c. Universal life with secondary guarantees	–	–	–	–	–	–
d. Indexed universal life	–	–	–	–	–	–
e. Indexed universal life with secondary guarantees	–	–	–	–	–	–
f. Indexed life	–	–	–	–	–	–
g. Other permanent cash value life insurance	–	–	–	–	–	–
h. Variable life	–	–	–	–	–	–
i. Variable universal life	25,762	24,873	25,073	23,038	21,599	22,304
j. Miscellaneous reserves	–	–	–	–	–	–
(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without cash value	XXX	XXX	–	XXX	XXX	–
b. Accidental death benefits	XXX	XXX	–	XXX	XXX	–
c. Disability—active lives	XXX	XXX	–	XXX	XXX	–
d. Disability—disabled lives	XXX	XXX	–	XXX	XXX	–
e. Miscellaneous reserves	XXX	XXX	304	XXX	XXX	245

(3) Total (gross: direct + assumed)	25,762	24,873	25,377	23,038	21,599	22,549
(4) Reinsurance ceded	–	–	–	–	–	–

(5) Total (net) (3) - (4)	$25,762	$24,873	$25,377	$23,038	$21,599	$22,549

11.	Premium and Annuity Considerations

Deferred and uncollected life insurance premiums, net of reinsurance, at December 31 were as follows:

	2024		2023
	Gross	Net of Loading	Gross	Net of Loading

Ordinary new business	$–	$–	$–	$–

Ordinary renewal	4,437	4,437	5,564	5,564

Total	$4,437	$4,437	$5,564	$5,564

For 2024, 2023, and 2022, the Company recognized premiums related to life participating policies of $10, $16, and $31, respectively. These amounts represented less than one-half of one percent of total life premiums and annuity considerations earned. The Company uses accrual accounting to record policyholder dividends on participating policies. The Company paid dividends of $31, $10, and $28 in 2024, 2023, and 2022, respectively, to participating policyholders and did not allocate additional income. All of the Company’s accident and health contracts were nonparticipating.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

12.	Separate Accounts

The Company’s Separate Accounts were attributed to the following products as December 31:

	2024		2023
	Legally Insulated Assets	Not Legally Insulated Assets	Legally Insulated Assets	Not Legally Insulated Assets

Variable annuity contracts	$230,257	$–	$226,609	$–

Variable life policies	25,757	–	23,045	–

Modified guaranty annuity	–	109,197	–	104,097

Total	$256,014	$109,197	$249,654	$104,097

Separate Accounts held by the Company are for variable annuity contracts, variable life policies, and MGA contracts. The assets and liabilities of variable annuity contracts and variable life policies are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contractholder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Separate Accounts which contain variable annuity and variable life business are unit investment trusts and registered with the Securities and Exchange Commission (SEC). As of December 31, 2024 and 2023, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated.

Variable annuity and variable life business allows the contractholder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contractholder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contractholders of the variable annuity and variable life products bear the investment risk that the Separate Account’s funds may not meet their stated investment objectives. Variable annuity and variable life business is included in the Nonguaranteed Separate Accounts column of the following tables.

The assets and liabilities of MGA contracts are also recorded as assets and liabilities of the Separate Accounts, however, they are not legally insulated from the General Account. MGA products are non-unitized products, most of which are not registered with the SEC. The Separate Account for MGA products provides the opportunity for the contractholder to invest in one or any combination of up to ten interest rate guarantee periods. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustments. MGA business is included in the Nonindexed Guarantee Less than/equal to 4% or the Nonindexed Guarantees More than 4% column of the following tables.

Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken on variable annuity products, the Separate Accounts paid risk charges of $444, $430, and $488 in 2024, 2023, and 2022, respectively. The amount paid by the General Account for Separate Account guarantees for variable annuity products was $86, $826 and $191 in 2024, 2023, and 2022, respectively.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

12.	Separate Accounts (continued)

In connection with the disposal of the Company’s variable annuity business to Prudential Insurance Company of America (Prudential) in 2006, there is a modified coinsurance reinsurance agreement under which the Separate Account assets and liabilities remain in the Company’s statutory-basis balance sheets, but the related results of operations are fully reinsured to Prudential and presented net of reinsurance in the statutory-basis statements of operations. In contrast, assets supporting General Account liabilities, including the future rights and obligations related to benefit guarantees and fixed rate of return fund investments, have been transferred to Prudential under the coinsurance reinsurance provisions. The reinsurance agreements do not contain limits or indemnifications with regard to the insurance risk transfer, and transferred all of the future risks and responsibilities for performance in the underlying variable annuity contracts to Prudential, including those related to benefit guarantees and fixed rate of return fund investments, in accordance with SSAP No. 61. The Separate Account balances related to the modified coinsurance reinsurance were $206,898 and $204,961 as of December 31, 2024 and 2023, respectively. The General Account liability balances reinsured to Prudential under the coinsurance reinsurance were $124,158 and $153,675 as of December 31, 2024 and 2023, respectively, and consisted of the liabilities for fixed rate of return fund investments and benefit guarantees.

Information regarding the Company’s Separate Accounts as of December 31 was as follows:

	2024
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$–	$–	$2,116	$2,116

Reserves as of December 31

For accounts with assets at:

Fair value	59,027	–	230,673	289,700

Amortized cost	–	–	–	–

Total reserves	$59,027	$–	$230,673	$289,700

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$57,774	$–	$–	$57,774

At book value without market value adjustment and with current surrender charge of 5% of more	–	–	–	–

At fair value	–	–	224,683	224,683

At book value without market value adjustment and with current surrender charge of less than 5%	1,253	–	–	1,253

Subtotal	$59,027	$–	$224,683	$283,710

Not subject to discretionary withdrawal	–	–	5,991	5,991

Total	$59,027	$–	$230,674	$289,701

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

12.	Separate Accounts (continued)

	2023
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$–	$–	$2,241	$2,241

Reserves as of December 31

For accounts with assets at:

Fair value	79,998	–	226,845	306,843

Amortized cost	–	–	–	–

Total reserves	$79,998	$–	$226,845	$306,843

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$77,625	$–	$–	$77,625

At book value without market value

adjustment and with current surrender charge of 5% of more	–	–	–	–

At fair value	–	–	220,757	220,757

At book value without market value adjustment and with current surrender charge of less than 5%	2,373	–	–	2,373

Subtotal	$79,998	$–	$220,757	$300,755

Not subject to discretionary withdrawal	–	–	6,088	6,088

Total	$79,998	$–	$226,845	$306,843

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A

Reconciliation of net transfers to or (from) the Separate Accounts for the years ended December 31 was as follows:

	2024	2023	2022

Transfers as reported in the Summary of Operations of the Separate Accounts Statement

Transfers to Separate Accounts	$2,116	$2,241	$2,704

Transfers from Separate Accounts	60,776	69,129	29,469

Net transfers to (from) Separate Accounts	(58,660)	(66,888)	(26,765)

Reconciling adjustments	13	1,350	847

Transfers as reported in the Statements of Operations	$(58,647)	$(65,538)	$(25,918)

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2024 AND 2023

AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

13.	Federal Home Loan Bank Funding Agreement

The Company became a member of the Federal Home Loan Bank of New York (FHLB) in 2024 and intends to utilize this membership to enhance liquidity for operations. The Company is required to hold a certain amount of FLHB common stock as a requirement of membership. Due to this requirement, the sale of this stock is restricted.

At December 31, 2024 the carrying value of the FHLB common stock, which is reported in common stock on the Company’s statutory-basis balance sheet, was $985. The FHLB membership stock (class B) is subject to redemption on five years written notice to the FHLB.

As of December 31, 2024, the Company did not pledge any assets as collateral to support FHLB financing. The Company has determined the estimated maximum borrowing capacity as $137,538 as of December 31, 2024. Note that this is an estimate based on the FHLB guidelines and actual capacity would be subject to review by the FHLB. Funding capacity is further limited by the quality and quantity of collateral available to pledge. The Company had no borrowings related to FHLB funding agreements at December 31, 2024.

14.	Subsequent Events

There have been no events occurring subsequent to the close of the books or accounts that would require adjustment to or disclosure in the financial statements. Subsequent events have been considered through March 31, 2025, the date the statutory-basis financial statements were available to be issued.

* * * * * *